UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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ABTECH HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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4110 N. Scottsdale Road

Suite 235

Scottsdale, Arizona 85251

July __, 2018

Dear Fellow Stockholder:

You are cordially invited to attend the 2018 Annual Meeting of stockholders of Abtech Holdings, Inc. on August 15, 2018 at 4:00 p.m. MST. The meeting will be held at our corporate offices located at 4110 N. Scottsdale Rd., Suite 235, Scottsdale, Arizona 85251.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON you must either call or email Yvonne Zappulla at Sawyer-Dickinson Capital Advisors, Inc. at (212) 681-4108 or yvonne@sawyer-dickinson.com on or before August 10, 2018 and ask to have your name placed on the attendance list. Only those whose names appear on the attendance list will be allowed to enter and attend the meeting. Please note that you will need to present picture identification to gain entrance to the meeting.

Enclosed please find our 2018 Proxy Statement, the Notice of Annual Meeting and proxy card, as well as our Annual Report on Form 10-K and Amendment to Annual Report on Form 10-K/A for the year ended December 31, 2017. Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote your shares via a toll-free telephone number, over the Internet, or by mail, in each case by following the instructions on the proxy card. If you do attend the meeting, you will, of course, have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a broker, nominee, fiduciary or other custodian, please follow the instructions you receive from them to vote your shares.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Abtech Holdings, Inc.

Sincerely,

Glenn R. Rink

President, Chief Executive Officer and Director

NOTICE OF 2018 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

The annual meeting of stockholders of Abtech Holdings, Inc. (the “Company”) will be held on Wednesday, August 15, 2018, at 4:00 p.m. MST, at the Company’s corporate offices located at 4110 N. Scottsdale Rd., Suite 235, Scottsdale, Arizona 85251 for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	The election of a board of directors consisting of five members to serve until the next regular meeting of stockholders or until their successors have been duly elected and qualified;
2.	Ratification of the selection of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for the year ending December 31, 2018; and
3.	Approve a 200-for-1 reverse stock split of the Company’s issued and outstanding Common Stock (the “Common Stock”) and a 16-for-1 reverse stock split of the Company’s authorized Common Stock (from 800,000,000 shares to 50,000,000 shares) (together the “Stock Split”) and the filing of a Certificate of Change with the Nevada Secretary of State to effectuate the Stock Split; and
4.	Approve the Abtech Holdings, Inc. 2018 Incentive Stock Plan; and
5.	The transaction of such other business as may properly come before the annual meeting.

Only stockholders of record as of June 30, 2018 are entitled to notice of and to vote at our annual meeting. A list of stockholders as of this date will be available during normal business hours for examination at our offices by any stockholder for any purpose relevant to our annual meeting for a period of ten days prior to the annual meeting.

All stockholders are urged to attend our annual meeting in person or vote by proxy. YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND OUR ANNUAL MEETING IN PERSON, PLEASE SIGN AND SUBMIT YOUR PROXY AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT OUR ANNUAL MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS. The proxy is revocable at any time prior to its exercise and will not affect your right to vote in person in the event you attend our annual meeting.

By order of the Board of Directors

Lane J. Castleton, Secretary

Scottsdale, Arizona

July __, 2018

Notice Regarding Availability of Proxy Materials for the 2018 Annual Meeting of

Stockholders to be Held on August 15, 2018

Our Proxy Statement, Annual Report on Form 10-K and Amendment to our Annual Report on Form 10-K/A for the year ended December 31, 2017, and proxy card are available on the Internet at http://www.proxyvote.com and on our corporate website at http://www.abtechindustries.com (see “SEC Filings” under the “Financial Info” menu at the bottom of the home page).

4110 N. Scottsdale Road

Suite 235

Scottsdale, Arizona 85251

PROXY STATEMENT

Introduction

This Proxy Statement contains information related to the solicitation of proxies by and on behalf of the Board of Directors (the “Board”) of Abtech Holdings, Inc. (the “Company”, “we” or “our”) for use in connection with our annual meeting of stockholders (the “Annual Meeting”) to be held on Wednesday, August 15, 2018, beginning at 4:00 p.m., Mountain Standard Time, at the Company’s corporate offices located at 4110 N. Scottsdale Rd., Suite 235, Scottsdale, Arizona 85251, and at any and all adjournments or postponements thereof. At our Annual Meeting, stockholders will be asked to consider and vote upon the following proposals: (i) the election of a board of directors consisting of five members to serve until the next Annual Meeting or until their successors have been duly elected and qualified; (ii) the ratification of the selection of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for the year ending December 31, 2018; and (iii) the approval of a 200-for-1 reverse stock split of the Company’s issued and outstanding Common Stock and a 16-for-1 reverse stock split of the Company’s authorized Common Stock and the filing of a Certificate of Change with the Nevada Secretary of State; (iv) the approval of the Abtech Holdings, Inc. 2018 Incentive Stock Plan; and (v) the transaction of such other business as may properly come before the Annual Meeting. This Proxy Statement and the accompanying proxy card are being mailed to stockholders on or about July __, 2018.

Information Concerning Solicitation and Voting

Record Date

Only holders of record of our Common Stock at the close of business on June 30, 2018 (the “Record Date”) are entitled to notice of our Annual Meeting and to vote at our Annual Meeting. As of the Record Date, we had 504,872,558 shares of our Common Stock issued and outstanding.

Revocability of Proxies

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to our Secretary, at or before the taking of the vote at our Annual Meeting, a written notice of revocation or a duly executed proxy bearing a later date or by attending our Annual Meeting and voting in person.

Voting and Solicitation

Each share of our Common Stock is entitled to one vote on all matters presented at our Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.

Shares of Common Stock represented by properly executed proxies will, unless such proxies have been previously revoked, be voted in accordance with the instructions indicated thereon. In the absence of specific instructions to the contrary, properly executed unrevoked proxies will be voted: (i) FOR the election of each of the nominees for director named in this Proxy Statement, (ii) FOR the ratification of the selection of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for 2017, (iii) FOR the approval of a 200-for-1 reverse stock split of the Company’s issued and outstanding Common Stock and a 16-for-1 reverse stock split of the Company’s authorized Common Stock (from 800,000,000 shares to 50,000,000 shares) (together the “Stock Split”) and the filing of a Certificate of Change with the Nevada Secretary of State to effectuate the Stock Split, and (iv) FOR the approval of the Abtech Holdings, Inc. 2018 Incentive Stock Plan. Should any other matter requiring a vote of stockholders properly arise, the persons named in the enclosed proxy card will vote such proxy in accordance with the recommendation of our Board.

If you will not be able to attend our Annual Meeting to vote in person, please vote your shares by completing and returning the accompanying proxy card or by voting electronically via the Internet or by telephone. To vote by mail, please mark, sign and date the accompanying proxy card and return it promptly in the enclosed postage paid envelope. To vote by Internet, go to www.proxyvote.com and to vote by telephone, call 1-800-690-6903, and follow the instructions to cast your vote. For voting by Internet or telephone, you will need to have your 12-digit control number located on your proxy card. Please do not return the enclosed paper ballot if you are voting by Internet or telephone.

We intend to solicit proxies primarily by mail. However, directors, officers, agents and employees may communicate with stockholders, banks, brokerage houses and others by telephone, e-mail, in person or otherwise to solicit proxies. We have no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserve the option to do so. All expenses incurred in connection with this solicitation will be borne by us. We request that brokerage houses, nominees, custodians, fiduciaries and other like parties forward the soliciting materials to the underlying beneficial owners of our Common Stock. We will reimburse reasonable charges and expenses in doing so.

Quorum; Abstentions; Broker Non-Votes

The required quorum for the transaction of business at our Annual Meeting is the holders of a majority of the stock issued and outstanding on the Record Date and entitled to vote at our Annual Meeting, present in person or by proxy.

Shares that are voted “FOR” or “AGAINST” a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at our Annual Meeting with respect to such matter.

Abstentions are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but not for purposes of determining the number of votes cast with respect to a proposal. Thus, abstentions will not affect the outcome of the proposals presented at the Annual Meeting.

Broker non-votes are shares held in street name for which a broker returns a proxy card but indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but not for purposes of determining the number of votes cast with respect to the particular proposal on which the broker has expressly not voted. Thus, a broker non-vote will not affect the outcome of the proposals presented at the Annual Meeting.

If your shares of Common Stock are held by a bank, broker or other nominee, please follow the instructions you receive from your bank, broker or other nominee to have your shares of Common Stock voted. If your shares are held by a broker, the broker will ask you how you want your shares to be voted. If you give the broker instructions, then your shares will be voted as you direct. If you do not give instructions, then for the ratification of the independent registered public accounting firm, the broker may vote your shares in its discretion, but for the election of directors the broker may not be entitled to vote your shares at all.

Deadline for Receipt of Stockholder Proposals for 2019 Annual Meeting of Stockholders

Pursuant to Rule 14a-8 of the Securities and Exchange Commission (“SEC”), proposals by eligible stockholders that are intended to be presented at our 2019 Annual Meeting of stockholders (the “2019 Annual Meeting”) must be received by our Corporate Secretary at Abtech Holdings, Inc., 4110 North Scottsdale Road, Suite 235, Scottsdale, Arizona 85251 not later than January 1, 2019 in order to be considered for inclusion in our proxy materials for the 2019 Annual Meeting. However, if the date of the 2019 Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after, August 15, 2019, to be considered for inclusion in proxy materials for the 2019 Annual Meeting, a stockholder proposal must be submitted in writing to the Company’s Secretary at 4110 North Scottsdale Road, Suite 235, Scottsdale, Arizona 85251 a reasonable time before we begin to print and send our proxy materials for the 2019 Annual Meeting. A stockholder proposal will need to comply with the SEC regulations under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”),

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regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Although the Board will consider stockholder proposals, we reserve the right to omit from our Proxy Statement, or to vote against, stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8.

If you wish to submit a proposal that is not to be included in the proxy materials for the 2019 Annual Meeting, your proposal must be submitted in writing to the Company’s Secretary at 4110 North Scottsdale Road, Suite 235, Scottsdale, Arizona 85251 by January 1, 2019.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information regarding those individuals currently serving as our directors (or nominated to serve as a director) and executive officers:

Name	Age	Position
Glenn R. Rink	59	Chief Executive Officer, President, and Director
William S. Brennan	56	Director
David Greenwald	63	Director
A. Judson Hill	63	Director
Dipak P. Jogia	42	Director
Lane J. Castleton	62	Chief Financial Officer, Vice President, Secretary and Treasurer
Robert C. Backman	61	Chief Operating Officer, AbTech Industries, Inc.

Biographical information with respect to our director nominees (Glenn R. Rink, William S. Brennan, David Greenwald, A. Judson Hill and Dipak P. Jogia) is set forth below beginning on page 4 under the heading “PROPOSAL 1 — ELECTION OF DIRECTORS”.

Biographical information for our executive officers who do not also serve on our Board is as follows:

Lane J. Castleton has served as our Chief Financial Officer, Vice President, and Treasurer since February 10, 2011 and has been the Secretary since May 17, 2012. Mr. Castleton has served as Chief Financial Officer of AbTech Industries, Inc. since 1998. Mr. Castleton has over 30 years of experience managing accounting, and finance functions. From 1992 to 1997, Mr. Castleton managed the finance, accounting, and administrative functions of Marine Preservations Association, an oil industry trade association that funded the establishment of a national catastrophic oil spill response capability. For nine years, Mr. Castleton served as the Controller and Chief Financial Officer of Symbion, Inc., a publicly traded medical device manufacturing company. Mr. Castleton has a Master’s degree in Professional Accountancy, and public accounting experience gained as an auditor for Coopers & Lybrand (now PriceWaterhouseCoopers), an international public accounting firm.

Robert C. Backman became the Chief Operating Officer of AbTech Industries, Inc. on February 13, 2018. He has over 35 years of experience in supplying water and wastewater treatment in both the industrial and municipal markets. Since 2005, he has been integral to the development and commercialization of the ballasted high rate clarification processes for physical, chemical and biological treatment. From 2014 to 2017, he served as the Manager of Business Development/Global Accounts at Evoqua Water Technologies, LLC, where he was responsible for domestic and international business growth and new application development for high rate clarification technology for both municipal and industrial markets. From 2012 to 2014, he served as the Senior Business Development Manager for Siemens Industry Inc. (“Siemens”), where he drove the integration of high rate clarification technologies that Siemens had acquired in an acquisition of Cambridge Water Technology, Inc. From 2006 to 2012, Mr. Backman served as Vice President of Sales and Marketing at Cambridge Water Technology, Inc., where he was integral to the development of high rate clarification technologies and was part of the negotiation team that sold the Company to Siemens. He has extensive experience in process design, equipment specification and project life cycle management. Mr. Backman received a Bachelor of Science degree in civil engineering and a Master of Science degree in environmental engineering.

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PROPOSAL 1 — ELECTION OF DIRECTORS

(Item No. 1 on the Proxy Card)

Our Board currently consists of five members. At each Annual Meeting, our director nominees are elected for a one year term to succeed those directors whose terms are expiring at such Annual Meeting. This year, all five directors who are currently serving have been nominated to be elected to another one year term. Each person elected as a director will continue in office until his successor has been elected and qualified, or until his earlier death, resignation or retirement.

All of the nominees have consented to serve as directors. The Board has no reason to believe that any of the nominees will be unable to act as a director. However, should a nominee become unable to serve or should a vacancy on the Board occur before the Annual Meeting, the Board may either reduce its size or designate a substitute nominee. If a substitute nominee is named, your shares will be voted for the election of the substitute nominee designated by the Board. In the vote on the election of the director nominees, stockholders may vote FOR nominees or WITHHOLD votes from nominees.

The persons appointed by the Board as proxies intend to vote “FOR” the election of each of these nominees, unless you indicate otherwise on the proxy or voting instruction card.

Directors are elected by a “plurality” of the shares voted. Plurality means that the nominee with the largest number of votes is elected, up to the maximum number of directors to be chosen (in this case, five directors). Stockholders can either vote “for” the nominee or withhold authority to vote for the nominee. However, shares that are withheld will have no effect on the outcome of the election of directors. Broker non-votes also will have no effect on the outcome of the election of the directors.

The following pages contain biographical and other information about the nominees. Following each nominee’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and/or skills that led the Board to determine that each nominee should serve as a director.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE ELECTION OF EACH OF THESE NOMINEES AS DIRECTORS.

Nominees for Director

Glenn R. Rink has served as our Chief Executive Officer and President since February 10, 2011, and as a director or our Company since October 4, 2010. Mr. Rink is an entrepreneur and founder of AbTech Industries, Inc. Since AbTech Industries, Inc.’s inception, in June 1995, Mr. Rink has led AbTech Industries, Inc. through its transition from a start-up R&D venture to an operating company with developed products on the market. From 1992 to 1995, Mr. Rink was the President of HydroGrowth International, an agricultural products company that specializes in aqueous absorption polymer technology. The advancement of this technology at HydroGrowth expanded into the development and application of polymer technologies and fostered the founding of AbTech Industries, Inc. For the 12 years prior to founding HydroGrowth, Mr. Rink was involved in the restaurant industry. Mr. Rink is also currently the Chairman of the Board of Directors and the Chairman of the Trustees for Waterkeepers Alliance, Inc., a nonprofit organization working to protect water resources. Our Board determined that Mr. Rink is qualified to serve as a director because he has extensive knowledge in various management roles in our industry, including the application of polymer technologies and solutions to protect the environment and natural resources. In addition, Mr. Rink has experience in raising capital and brings a valuable entrepreneurial approach to management and operational issues.

William S. Brennan, has been a director of our Company since March 24, 2014, following approximately 1½ years on the Company’s Advisory Board. Mr. Brennan presently serves as the Managing Partner-Arena Holdings, Strategic Advisor-Equilibrium Capital (Water & Water Fund-project finance) and a Sr. Advisor/Director-Sustainability & ESG Strategies-Maryland Capital management (Public Equities). From 2015 to 2017, Mr. Brennan was one of the founders of Ultra Capital, an investment management company, where he served as the Co-Chief Investment Officer responsible for the construction of Investment Vehicles consisting of sustainable projects in Water, Agriculture, Energy and Waste, until February 2017. From August 2014 to April 2015, Mr. Brennan was the Portfolio Manager – Water Solutions for EcoAlpha Asset Management, for which he was one of the founders. From July 2010 to July 2014, Mr. Brennan was the Chief Investment Officer and Portfolio Manager for Summit Global Management, Inc., overseeing the development and management of water equity strategies for the firm. From

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October 2008 to June 2010, he was the President and Managing Partner for Brennan Investment Partners, a water infrastructure and investment firm where he was a Portfolio Manager of the Praetor Global Water Equities Fund in Luxemburg and the Kinetics Water Infrastructure Fund. Mr. Brennan was a Senior Analyst with Pacific Growth Equities and has held various senior positions with Coopers & Lybrand, Law Engineering and General Electric. Mr. Brennan served on the Advisory Board of The Water Initiative (2009-2017), an Emeritus member of the Dean’s advisory council for the School of Engineering at Colorado State University (2013-2018) and was a member of Jabil Circuits CleanTech Advisory Board (2010-2014). Mr. Brennan has a B.S. in Mechanical Engineering and Biology from Lehigh University; an M.S. in Biomedical Engineering from Colorado State University and an MBA from Villanova University where he has also been an adjunct professor in the graduate MBA program.  Our Board determined that Mr. Brennan is qualified to serve as a director because of his extensive financial and business expertise in the water sector and broad experience with growth companies as a portfolio manager.

David Greenwald has served as a director of our Company since February 10, 2011. Until recently, Mr. Greenwald was the Chairman of Lansco-Segal Colors Co., Inc., a global supplier of pigments to the coatings, ink, plastic and construction industries. During his more than 40 years with Lansco, he also served as President of Shoot the Moon Productions (1982 to 1984), a company that produced with Warner Bros., a television series that ran for four years and is still in syndication in some markets. From 1995 to 1999, Mr. Greenwald served on the Board of Directors for Northern Westchester Center for the Arts and from 2000 to 2008 served on the Board of Directors of The Boys and Girls Clubs of Northern Westchester. He received a B.A. from Connecticut College. Our Board determined that Mr. Greenwald is qualified to serve as a director because he has extensive business management experience and extensive knowledge of supply chain businesses and product distribution.

A. Judson Hill has served as a director of our Company since February 10, 2011. Since January 2014, Mr. Hill has served as the Managing Partner of Blue Star Capital LLC, a business advisory firm. For approximately four years prior to that he was the Managing Director of NGP Energy Capital Management, a private equity firm. Formerly, Mr. Hill was the Managing Partner with Summit Global Management Inc., focusing on strategic business development and private-market investments, a Partner with The Halifax Group, a Washington DC private equity firm with investments including water and other infrastructure-related businesses, and a partner with Aqua International Partners, L.P., a private equity fund affiliated with Texas Pacific Group focused exclusively in the global water sector. Mr. Hill earlier served as a Managing Director for HSBC, where he was responsible for investment-banking activities including water technology/services and water utilities. Mr. Hill also has 15 years of operational management experience with Westinghouse Electric Corp. and Atlantic Richfield Corp. Mr. Hill has B.S. and M.S. degrees in Civil/Environmental Engineering from the University of Pittsburgh and a B.S. degree in Biology and Chemistry from Edinboro University. Our Board determined that Mr. Hill is qualified to serve as a director because he has extensive knowledge about financial transactions, the water industry and the development and growth of business enterprises.

Dipak P. Jogia has served as a director of our Company since February 18, 2016. Mr. Jogia is the Managing Partner and Co-Founder of Highmore, an alternative asset manager, and serves as investment advisor to the Hugo Neu Corporation, the owner of approximately 13% of the Company’s outstanding common stock (the “Common Stock”). Prior to co-founding Highmore, Mr. Jogia was the Head of Alternative Investments Research at Oppenheimer & Co. Prior to joining Oppenheimer, Mr. Jogia was a Partner at FrontPoint Partners, a multi-strategy hedge fund partnership based in Greenwich, Connecticut. Mr. Jogia has also held positions at Abbey National in London and Key Asset Management, a European fund of hedge funds. Mr. Jogia received a B.A. in History, a postgraduate Diploma in Economics and an MSc in Economic History from the London School of Economics and Political Science. Our Board determined that Mr. Jogia is qualified to serve as a director because he has extensive knowledge and experience with financial markets, global business operations and financial management.

CORPORATE GOVERNANCE

Overview

The following sections of this Proxy Statement provide an overview of the Company’s corporate governance structure and processes, including the independence and other criteria we use in selecting director nominees; our Board leadership structure; and certain responsibilities and activities of the Board and its committees. We also discuss how stockholders can communicate with the Board.

The Board is committed to maintaining strong corporate governance principles and practices. Our governance structure and processes are based upon a number of key governance documents, including our Code of

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Business Conduct and Ethics (the “Code of Ethics”). The Code of Ethics addresses general business ethical principles, embodies our commitment to certain ethical principles and sets forth the responsibilities of the Company and its officers and directors with regard to the Company’s stockholders, employees, customers, lenders, and other stakeholders. The Code of Ethics is reviewed at least annually and updated periodically in response to changing regulatory requirements, evolving practices, issues raised by our stockholders and other stakeholders and otherwise as circumstances warrant. The Code of Ethics is available on the Company’s website at http://www.abtechindustries.com/corporate-governance.

Director Qualification Standards and Review of Director Nominees

Due to the Company’s financial condition, small size and scope of operations, we do not have a separately designated and standing nominating committee at this time, and therefore the entire Board is responsible for screening and reviewing potential director candidates and nominating and recommending such candidates for election by the stockholders. The Board considers recommendations of potential candidates from current directors, management and stockholders. Stockholders’ nominees for directors must be made in writing and include the nominee’s written consent to the nomination and sufficient background information on the candidate to enable the Board to assess his or her qualifications. Nominations from stockholders must be received by our Corporate Secretary at Abtech Holdings, Inc., 4110 North Scottsdale Road, Suite 235, Scottsdale, Arizona 85251 not later than January 1, 2019 in order to be considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting of stockholders (the “2019 Annual Meeting”). However, if the date of the 2019 Annual Meeting is convened more than 30 days before, or delayed by more than 30 days after, August 15, 2019, to be considered for inclusion in proxy materials for the 2019 Annual Meeting, a nomination must be submitted, as outline above, a reasonable time before we begin to print and send our proxy materials for the 2019 Annual Meeting.

Criteria for Board Membership

From time to time, the Board reviews and assesses the appropriate skills and characteristics required of Board members in the context of the current size and make-up of the Board. This assessment includes issues of diversity in numerous factors such as work experience and other knowledge relevant to the Company’s core businesses. These factors, and any other qualifications considered useful by the Board, are reviewed in the context of an assessment of the perceived needs of the Board when nominating and recommending candidates for election by the stockholders. As a result, the priorities and emphasis that the Board places on various selection criteria may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective members. Therefore, while focused on the achievement and the ability of potential candidates to make a positive contribution with respect to such factors, the Board has not established any specific minimum criteria or qualifications that a nominee must possess. In addition the Board is committed to considering candidates for the Board regardless of gender, ethnicity and national origin. We believe that these considerations and the flexibility of our nomination process have created on our Board diversity of a type that is effective for the Company.

Director Independence

With the assistance of legal counsel to the Company, the Board has determined that, other than Glenn R. Rink, who is an employee of the Company, each of the members of the Board is an “independent director” as defined under the NASDAQ Listing Rules and satisfies the standards in Rule 10A-3(b)(i) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as the term applies to membership on the Board and its committees. NASDAQ’s independence definition includes a series of objective tests, such as that the director is not an employee of the company and has not engaged in various types of business dealings with the company. In addition our Board has made an affirmative subjective determination as to each independent director that no relationships exist which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, the Board reviewed and discussed information provided by the directors and us with regard to each director’s business and personal activities as they may relate to the Company and its management. On an annual basis, each director and executive officer is obligated to complete a questionnaire that requires disclosure of any transactions with the Company in which the director or officer, or any member of his or her family, have a direct or indirect material interest.

Based upon all of the elements of independence set forth in the NASDAQ rules and listing standards, the Board has determined that each of the following non-employee directors is independent and has no relationship with the Company, except as a member of our Board and stockholder of the Company:

William S. Brennan	David Greenwald
A. Judson Hill	Dipak P. Jogia
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In addition, the Board determined that Mr. Rink is not independent because he is our Chief Executive Officer and President.

CORPORATE GOVERNANCE REPORT

Good corporate governance is fundamental to our business and our success. We seek to ensure that good governance and responsible business principles and practices are part of our culture and values and the way we do business.

Board Leadership Structure and Role in Risk Oversight

Our Board believes that our Chief Executive Officer, Glenn R. Rink, is best situated to serve as Chairman of the Board because he is the director who is most familiar with our business and industry, possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us and is therefore best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters. Our Board is primarily made up of independent directors who bring experience, oversight and expertise from outside the Company and industry, while Mr. Rink brings Company-specific experience and expertise. The Board believes that the combined role of Chairman of the Board and Chief Executive Officer facilitates information flow between management and the Board, which is essential to effective governance.

The Board, as a unified body and through committee participation, organizes the execution of its monitoring and oversight roles and does not expect its Chairman of the Board to organize those functions. The Board has three standing committees – Audit, Compensation, and Disclosure. The membership of each of the Board committees is comprised of independent directors, with each of the committees having a separate chairman, each of whom is an independent director. Our non-management members of the Board meet in executive session, at which only they are present, at each board meeting.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. Management is responsible for the day-to-day management of risks the company faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The Board recognizes that different leadership models may, depending upon individual circumstances, work for other companies and may be appropriate for the Company under different circumstances. Our Chief Executive Officer communicates frequently with members of the Board to discuss strategy and challenges facing the Company. Senior management usually attends our regular quarterly board meetings and is available to address any questions or concerns raised by the Board on risk management-related and any other matters. Each quarter, the Board receives presentations from senior management on matters involving our areas of operations.

Stockholder Communications

Stockholders may communicate with the Board by writing to us at Abtech Holdings, Inc., 4110 North Scottsdale Road, Suite 235, Scottsdale, Arizona 85251, Attn: Corporate Secretary. Communication received in writing will be distributed to the Chairman of the Board or the chairman of the appropriate Board committee, depending on the facts and circumstances contained in the communication received. The Corporate Secretary has been instructed not to forward items that are deemed to be of a frivolous nature, unrelated to the duties and responsibilities of the Board or are otherwise inappropriate for the Board’s consideration. In certain instances, the Corporate Secretary may forward such correspondence elsewhere in the Company for review and possible action or response.

BOARD AND COMMITTEE MEMBERSHIP

During 2017, the Board was made up of five (5) members. Accordingly, five (5) directors have been nominated for reelection to the Board. During 2017, our Board met three (3) times. The Board also has an Audit

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Committee, which during 2017 met four (4) times, and a Compensation Committee, which did not meet formally during 2017. All compensation issues were addressed by the entire Board during 2017. Each member of the Audit and Compensation Committees is an independent director in accordance with NASDAQ standards. Each of our directors attended at least 75% of the meetings of the Board and the Board committees on which he served that were held during the time he was a Director in 2017, except for Dipak Jogia who attended 67% of the meetings of the Board. Currently, we do not maintain a standing Nominating Committee, and the functions typically served by a nominating committee are done by our entire Board.

Board member nominees, other than Mr. Rink, are not expected to attend the Annual Meeting. Mr. Rink was the only Board member that attended the Annual Meeting of the Company held in 2017.

The Audit Committee

The Audit Committee met four (4) times in 2017 and currently consists of William S. Brennan and David Greenwald. Both Audit Committee members are independent directors. The Audit Committee Charter was adopted by the Board on May 17, 2012 and is available on the Company’s website at http://www.abtechindustries.com/corporate-governance. The Audit Committee is responsible for reviewing with the independent registered public accounting firm and management, the adequacy and effectiveness of internal controls over financial reporting. The Audit Committee also reviews and consults with management and the independent registered public accounting firm on matters related to the annual audit, the published financial statements, interim reviews, and the accounting principles applied. The Audit Committee is directly involved in the appointment, compensation, retention and oversight of the Company’s independent auditors and evaluates the independent auditors’ qualifications, performance and independence. The Audit Committee reviews reports from management relating to the status of compliance with laws, regulations and internal procedures.

In addition, the Audit Committee is responsible for reviewing and discussing with management the Company’s policies with respect to risk assessment and risk management. Further detail about the role of the Audit Committee in risk assessment and risk management is included in the section entitled “Corporate Governance Report — Board Leadership Structure and Role in Risk Oversight.”

The Audit Committee has established policies and procedures for the pre-approval of all services by the independent auditors. Further detail about the role of the Audit Committee may be found in “PROPOSAL 2 — RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM” later in this Proxy Statement.

The Board has determined that each of the members of the Audit Committee is financially literate and independent, as defined by the rules of the SEC. Our Audit Committee must also include at least one independent member who is determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules, including that the person meets the relevant definition of an “independent director.” Our Board has determined that William S. Brennan, the chairman of the audit committee, is a financial expert. Stockholders should understand that this designation is a disclosure requirement of the SEC related to Mr. Brennan’s experience and understanding with respect to certain accounting and auditing matters. The designation does not impose upon him any duties, obligations or liability that are greater than are generally imposed on him as a member of the Audit Committee and the Board, and his designation as an audit committee financial expert pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

The Audit Committee is required by rules of the SEC to publish the following report to stockholders concerning the Audit Committee’s activities during the prior fiscal year.

Audit Committee Report

The information contained in this Audit Committee Report shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).

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In connection with the financial statements for the fiscal year ended December 31, 2017, the Audit Committee has:

(1) reviewed and discussed the audited financial statements with management;

(2) discussed with Semple, Marchal & Cooper, LLP, the Company’s independent registered public accounting firm (the “Auditors”), the matters required to be discussed by Clarified Statements on Auditing Standards; The Auditor’s Communication With Those Charged With Governance (AICPA, Professional Standards, AU-C section 260) and as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T; and

(3) received the written disclosure and letter from the Auditors with respect to the matters required by PCAOB Rule 3526, “Communications with Audit Committees Concerning Independence.”

The Audit Committee discussed with our Auditors the overall scope and plans for the audit. Our Audit Committee meets with the Auditors, with and without management present, to discuss the results of their examinations, the evaluation of our internal controls and the overall quality of our reporting.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2017 for filing with the SEC. The Board has approved this inclusion.

THE AUDIT COMMITTEE

William S. Brennan (Chairman)

David Greenwald

The Compensation Committee

The Compensation Committee, which did not formally meet in 2017, consists of A. Judson Hill (Chairman), David Greenwald and Dipak Jogia, all of whom are independent directors. The Compensation Committee Charter was approved by the Board on May 17, 2012 and is available on the Company’s website at http://www.abtechindustries.com/corporate-governance. During 2017, the Compensation Committee had responsibility for establishing, implementing and monitoring the Company’s compensation philosophy as it relates to executive officers. For additional information concerning the compensation philosophy employed by the Compensation Committee during 2017, please see the section titled “EXECUTIVE COMPENSATION” beginning on page 12 of this Proxy Statement.

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DIRECTOR COMPENSATION

Summary of Director Compensation

Our Board is comprised of two (2) types of directors: (i) directors that are also executive officers of the Company (Type 1); and (ii) directors that are not officers of the Company (Type 2). Type 1 directors do not receive additional compensation for their services as members of our Board. Type 2 directors earn an annual cash retainer of $10,000, plus $2,500 each calendar quarter if they attend the regular meetings and a majority of special meetings of the Board held during such calendar quarter. Members of the Audit Committee earn an annual fee of $750 and the chairman of the Audit Committee earns an annual fee of $1,000 for service on that committee. Members of the Compensation Committee earn an annual fee of $375 and the chairman of the Compensation Committee earns an annual fee of $500 for service on that committee. Type 2 directors have also received a grant of non-qualified stock options under the Company’s 2012 Incentive Stock Plan. Each Type 2 director has been granted options for 240,000 shares, with options for 60,000 shares vesting annually if the director continues to serve as a director. Mr. Jogia has declined to receive any compensation in stock or cash for his service as a director.

Directors have the right to elect to receive the cash portion of their director compensation in the form of cash or Common Stock of the Company, with the stock issued being valued at the closing price of the Company’s Common Stock on the date the election is made by the director and subject to the limitation that such election will only be allowed during a time declared by the Company as an open window for trading by insiders. The Company has accrued the cash fees due to directors for 2015, 2016 and 2017, but as of December 31, 2017, had not paid any such fees to directors in the form of cash or Common Stock. Non-employee directors do not receive compensation from us other than as directors or as a committee member. There are no family relationships among our directors and executive officers.

Director Compensation Table

The following table summarizes the compensation earned by our non-employee directors for 2017:

Name	Fees earned or paid in cash ($) (1)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Comp ($)	Nonqualified Deferred Comp Earnings ($)	All Other Compensation ($)	Total ($)
William S. Brennan	21,000	-	-	-	-	-	21,000
David Greenwald	21,125	-	-	-	-	-	21,125
A. Judson Hill	20,500	-	-	-	-	-	20,500
Dipak P. Jogia	-	-	-	-	-	-	-

(1)	Represents the amount of cash compensation earned by directors during 2017. This compensation was not paid to directors during 2017 and remained due to directors at December 31, 2017.
(2)	As of December 31, 2017, the aggregate number of stock option awards outstanding for each director was as follows:

Name	Option Shares
William S. Brennan	240,000
David Greenwald	240,000
A. Judson Hill	240,000

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VOTING SECURITIES OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT

The table below sets forth the number of shares of our Common Stock beneficially owned as of June 30, 2018 by each of our directors and each of our executive officers, the number of shares beneficially owned by all of our directors, directors nominees, and such executive officers as a group, and each person we know to be the beneficial owner of more than 5% of the outstanding Common Stock.

Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act, and generally includes voting or investment power over securities. Under this rule, a person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days of June 30, 2018 upon the exercise of options and warrants and upon the conversion of debt to Common Stock. Each beneficial owner’s percentage ownership is determined by assuming that all options, warrants and convertible debt held by such person that are exercisable or convertible into shares of Common Stock within 60 days of June 30, 2018, have been exercised or converted. The table and footnotes also include information about such options, warrants and debt instruments.

Unless otherwise noted, the address of each person named in the table is 4110 N. Scottsdale Road, Suite 235, Scottsdale, AZ 85251.

		Common Stock
Name of Beneficial Owner	Footnote Reference	Amount and Nature of Beneficial Ownership**	Percent of Class Owned
Directors and Executive Officers:
Glenn R. Rink	1	4,341,861	*
William S. Brennan	2	286,591	*
David Greenwald	3	1,200,711	*
A. Judson Hill	4	254,199	*
Dipak P. Jogia		-	-
Lane J. Castleton	5	449,885	*
Jeffrey L. Gutierrez		-
All directors and executive officers as a group (7 persons)		6,533,247	1.3%

5% Holders:
Golden Properties Ltd. #500, 1177 West Hastings Street Vancouver, BC V6E 2K3	6	340,615,430	66.6%
Hugo Neu Corporation 120 5th Avenue New York, NY 10011	7	67,704,906	13.3%

*	Percent of class owned is less than 1%.
**	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of Common Stock which an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be beneficially owned and outstanding for the purpose of computing the percentage ownership of any other person shown in the table.
(1)	Includes options to purchase 1,168,476 shares of Company Common Stock.
(2)	Includes options to purchase 240,000 shares of Company Common Stock.
(3)	Includes options to purchase 240,000 shares of Company Common Stock and 10,000 shares of Company Common Stock held by another entity for which Mr. Greenwald has a beneficial ownership interest.
(4)	Includes options to purchase 240,000 shares of Company Common Stock.
(5)	Represents options to purchase 449,885 shares of Company Common Stock.
(6)	Includes warrants to purchase 4,550,496 shares of Company Common Stock and 2,087,421 shares of Company Common Stock held by other entities for which Golden Properties Ltd. has shared voting and investment power.
(7)	Includes warrants to purchase 2,540,000 shares of Company Common Stock.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE, RELATED PERSONS TRANSACTIONS AND INDEMNIFICATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, as amended, requires our directors and certain of our officers to file reports of holdings and transactions in shares of the Company’s Common Stock with the SEC. Based on our records and other information, we determined that in 2017 our directors and our officers who are subject to Section 16(a) met all applicable filing requirements.

Review and Approval of Transactions with Related Persons

Although we have adopted the Code of Ethics, we still rely on our Board to review related party transactions on an ongoing basis to prevent conflicts of interest. The Board reviews a transaction in light of the affiliations of the director, officer, or employee and the affiliations of such person’s immediate family. Transactions are presented to our Board for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If the Board finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. Our Board approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of the Company.

Golden Properties, Ltd. (“GPL”) and Hugo Neu Corporation and its affiliates (“HNC”), two investors considered to be related parties because they have beneficial ownership interests in the Company of greater than 5%, provided funding to the Company during 2017 of $2,438,000 and $1,244,000, respectively. In addition, in the first six months of 2018, GPL and HNC provided $129,000 and $1,474,000 of additional such funding to the Company. The specific terms of these loans have not yet been determined. However, the Company is accruing interest on the outstanding balance of the loans at the rate of 10% per annum as this represents the current estimate of the interest rate to be charged when terms of the loan are finalized. The Company has made no payments of principal or interest on these loans as of June 30, 2018.

Indemnification

We indemnify our officers and directors to the fullest extent permitted by law so that they will be free from undue concern about personal liability in connection with their service to the Company. This is required under our Bylaws, and we have also entered into agreements with certain individuals contractually obligating us to provide this indemnification to them.

EXECUTIVE COMPENSATION

Overview

This section describes the Company’s executive compensation program for 2017 and certain elements of the 2018 program. We use this program to attract, motivate and retain the colleagues who lead our business. The Board has responsibility for establishing, implementing and monitoring the Company’s compensation philosophy as it relates to our executive officers. Our executive officers have broad policy-making authority in the Company, and the Board holds them responsible for the Company’s financial performance and for setting and maintaining a culture of strong ethics.

The following table sets forth the compensation earned during the applicable fiscal year by each individual who served as our principal executive officer during 2017, and our two most highly compensated executive officers other than the principal executive officer who served as executive officers during last completed fiscal year.

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Summary Compensation Table

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Glenn R. Rink	2017	218,000	-	-	-	-	6,642	224,642
CEO, President (our principal executive officer)	2016	221,237	-	-	-	-	6,131	227,368
Jeffrey L. Gutierrez (3)	2017	210,683	-	-	-	-	-	210,683
Vice President Sales and Marketing, AbTech Industries, Inc.	2016	200,000	-	-	-	-	-	200,000
Lane J. Castleton	2017	170,000	-	-	-	-	-	170,000
CFO (our principal financial officer)	2016	170,000	-	-	-	-	-	170,000

(1)	This table includes compensation paid by the Company’s subsidiary, AbTech Industries, Inc.
(2)	These amounts represent full grant date fair value of these awards, in accordance with the Financial Accounting Standard Board’s (“FASB”) ASC Topic 718.
(3)	Mr. Gutierrez resigned his position with AbTech Industries, Inc. effective December 22, 2017, and, consequently, was not an executive officer of the Company at the end the last completed fiscal year.

Compensation Philosophy and Objectives

The Board believes that the Company’s executive compensation program implements and achieves the goals of our executive compensation philosophy. The Board believes that an effective executive compensation program rewards the achievement of identified annual, long-term and strategic goals by the Company. An effective program seeks to align the interests of the Company’s executives with those of its stockholders by rewarding performance above established goals that may be expected to enhance stockholder value. The Board considers performance and compensation to ensure that the Company is able to attract, motivate and retain superior people in key positions and that compensation provided to key employees is competitive relative to the compensation paid to similarly situated executives in peer companies generally. The Board believes that an effective means of achieving those objectives is to provide a compensation package to the Company’s executives, including the named executive officers, which includes both cash and stock-based compensation that rewards performance measured against established goals.

2017 Executive Compensation Components

For the year ended December 31, 2017, the main elements of compensation for our named executive officers were:

•	base salary;
•	a performance-based cash bonus plan; and
•	equity-based long-term compensation through the 2012 Incentive Stock Plan.

2018 Executive Compensation Components

For the 2018 fiscal year, it is expected that the main elements of compensation for our named executive officers will be similar to the components used in 2017 and will be:

•	base salary;
•	a performance-based cash bonus plan; and
•	equity-based long-term compensation through the 2018 Incentive Stock Plan.
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Potential Payments Upon Termination or Change-in-Control; Employment Agreements

There are no employment agreements between the Company and any of its officers or directors. Our majority-owned subsidiary AbTech Industries, Inc. has entered into an employment agreement with Glenn R. Rink and Lane J. Castleton (for the purposes of this section only, each an “Executive” and collectively, the “Executives”). Under these agreements, the Executives are entitled to compensatory benefits in the event the Executive terminates his employment for good reason (meaning the assignment to Executive of any duties materially inconsistent with Executive’s position, authority, duties or responsibilities as described in the agreement or failure of AbTech Industries, Inc. to comply with the compensation and benefit provisions of the agreements) or upon the termination of the Executive’s employment by AbTech Industries, Inc. without cause (meaning at the option of AbTech Industries, Inc. in the event it determines it is in AbTech Industries Inc.’s best interest to terminate the employment of Executive). Under these circumstances AbTech Industries Inc. is required to pay to the Executive a severance benefit equal to Executive’s salary at the then current annual salary rate for a period equal to the product of (A) the number of years of service of Executive with the Company (specifically including those years of service rendered prior to the Effective Date) times (B) two (2) months. AbTech Industries Inc. may elect to pay the severance benefit described herein either as one lump sum within 30 days of the notice of termination, or in a series of bi-weekly installments beginning on the regularly scheduled payday of AbTech Industries, Inc. which follows the effective date of such termination with the amount of each such installment being equal to the Executive’s then current bi-weekly salary amount. AbTech Industries, Inc. is required to pay to the Executive an additional severance benefit equal to the cost of extending the Executive’s health insurance coverage under the provisions of COBRA for a period of eighteen (18) months, with such severance amount being paid in a lump sum payment grossed up to cover the taxes that Executive is required to pay on such benefit. All stock options theretofore granted to the Executive to purchase any equity shares of AbTech Industries, Inc. shall become immediately and fully vested and exercisable in accordance with the terms of the AbTech Industries, Inc.’s stock option plans and grant awards. The base annual salary provisions of the agreements with the Executives have been superseded by salary amounts recommended by the Compensation Committee and approved by our Board.

Non-Equity Incentive Compensation

We maintain a bonus plan for executive officers and selected other members of senior management, including management at our majority-owned subsidiary, AbTech Industries, Inc. Under the plan, our Compensation Committee establishes financial and other pertinent objectives for the period and may assign each executive officer a fixed annual target bonus amount. Our Compensation Committee also retains authority to award discretionary bonuses for performance in other aspects of the business not covered by the established goals. The Compensation Committee did not fix any bonus amounts and performance targets for 2017 and has not fixed any bonus amounts and performance targets for 2018. However, the compensation package extended to Mr. Gutierrez upon his employment with the Company included a provision for a $50,000 bonus payment to him for every $1.5 million of collected revenue, with a gross margin exceeding 35%, in any 12-month period.

Equity Grants

There were no grants of restricted stock awards and options to our named executive officers in 2017 or 2016.

Tax Implications of Executive Compensation

Under Section162(m) of the Internal Revenue Code of 1986, as amended (“Code”), compensation paid to certain named executive officers in excess of $1 million is generally not tax deductible. Prior to the enactment of the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), this limitation did not apply to compensation paid to the chief financial officer or to compensation based on achievement of predetermined objective performance goals if certain requirements were met. The interests of our shareowners are best served by not restricting the Compensation Committee’s discretion and flexibility in crafting compensation plans and arrangements. The Compensation Committee, however, has in the past structured certain awards with the intention of complying with the performance-based compensation exemption from Section 162(m). A number of requirements must be met for particular compensation to qualify, however, there can be no assurance that any compensation awarded would be fully deductible under all circumstances. In addition, in appropriate circumstances the Compensation Committee may approve elements of compensation for certain executive officers that are not fully deductible.

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The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that if the Company were to pay compensation to our named executive officers, including our Chief Financial Officer, in excess of $1 million, such compensation would not be deductible unless it qualified for transition relief applicable to certain arrangements in place as of November 2, 2017. Despite the Compensation Committee’s efforts to structure certain awards to be exempt from Section 162(m) and therefore not subject to its deduction limits, there can be no assurance that these awards will be fully deductible because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing Section 162(m)’s exemption from the deduction limit. In addition, the Compensation Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m) if it determines that such modifications are consistent with the Company’s best interests.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table discloses certain information regarding all outstanding equity awards at fiscal year-end for each of the officers named in the Summary Compensation Table, as of December 31, 2017. Some values contained in the table below have not been, and may never be, realized. The options might never be exercised and the value, if any, will depend on the share price on the exercise date.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Glenn R. Rink	106,476 1,062,000			0.70 0.42	10/11/20 12/14/21
Lane J. Castleton	63,885 386,000			0.70 0.42	10/11/20 12/14/21
Jeffrey L. Gutierrez	-

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2017 regarding securities issued under the Company’s 2012 Incentive Stock Plan under which equity securities of the Company are authorized for issuance. The 2012 Incentive Stock Plan (the “2012 Plan”) was approved by stockholders of the Company at its Annual Meeting on May 17, 2012. The 2012 Plan allows for up to 9,000,000 shares of Common Stock awards to be granted during the term of the plan. The exercise price of options granted under the 2012 Plan is determined by the 2012 Plan Committee and may not be less than 100% of the fair market value of the Common Stock of the Company on the grant date. Options expire not more than 10 years from the date of grant.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	3,099,194	$0.50	6,071,167
Equity compensation plans not approved by security holders	-	-	-
Total	3,099,194	$0.50	6,071,167

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PROPOSAL 2 — RATIFICATION OF THE SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Item No. 2 on the Proxy Card)

Upon the recommendation of the Audit Committee, the Board has selected Semple, Marchal & Cooper, LLP to serve as our independent registered public accounting firm for 2018. In taking this action, the Board considered Semple, Marchal & Cooper, LLP’s independence with respect to the services to be performed and other factors, which the Board believes is advisable and in the best interest of the stockholders. Semple, Marchal & Cooper, LLP served as our independent registered public accounting firm for the years ended December 31, 2010 through December 31, 2017, and has no financial interest of any kind in us except the professional relationship between auditor and client.

Representatives of Semple, Marchal & Cooper, LLP will attend the Annual Meeting in person or telephonically. They will have an opportunity to make a statement if they wish to do so, and will be available to respond to appropriate questions.

We are asking our stockholders to ratify the selection of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for 2018. Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Semple, Marchal & Cooper, LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and as a matter of good corporate practice. In the event that our stockholders fail to ratify the selection, it will be considered a recommendation to the Board to consider the selection of a different firm. Even if the selection is ratified, the Board may in its discretion select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

An affirmative vote of the majority of the votes cast at the Annual Meeting is required to ratify the selection of Semple, Marchal & Cooper, LLP as the Company’s independent registered public accounting firm. If the appointment of Semple, Marchal & Cooper, LLP as auditors for 2018 is not approved by stockholders, the adverse vote will be considered a direction to the Board to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for 2018 will stand, unless the Board determines there is a reason for making a change.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” the ratification of Semple, Marchal & Cooper, LLP as our independent registered public accounting firm for 2018.

Audit and Non-Audit Fees

The following table shows the fees for professional services rendered by Semple, Marchal & Cooper, LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2016 and 2015, and fees billed for other services rendered by Semple, Marchal & Cooper, LLP during those periods.

Fee Category	2017 Fees ($)	2016 Fees ($)
Audit Fees	$76,005	$76,279
Audit-Related Fees	3,785	3,025
Tax Fees	7,933	7,240
All Other Fees	393	117,895
Total Fees	$88,116	$204,439

Audit fees consist of fees billed for professional services rendered for the audit of our financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by the above auditors in connection with statutory and regulatory fillings or engagements. Audit-related fees consist of fees billed for professional services rendered for the review of SEC filings or other reports containing the audited financial statements. Tax fees consist of fees to prepare the Company’s federal and state income tax returns. Other fees are primarily attributable to Semple, Marchal and Cooper’s response to a subpoena from the SEC regarding

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documents pertaining to the SEC’s investigation of the Company (see Item 3. LEGAL PROCEEDINGS in the Company’s annual report on Form 10-K for the year ended December 31, 2017).

The Audit Committee pre-approved all audit and non-audit services to be performed by the independent registered public accounting firm in accordance with the rules and regulations promulgated under the Exchange Act for the fiscal years ended December 31, 2017 and 2016. The percentage of hours expended on the principal accountant’s engagement to audit the Company’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

None of the above-described professional service fees were approved by the Board in reliance upon the de minimus exception to the pre-approval requirements of federal securities laws and regulations.

The Board has adopted a policy on pre-approval of audit and permissible non-audit services, which is set forth below.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Consistent with the requirements of the SEC and the PCAOB regarding auditor independence, the Audit Committee has established a pre-approval policy and procedures for audit, audit-related and tax services that can be performed by the independent auditors without specific authorization from the Audit Committee subject to certain restrictions. The policy sets out the specific services pre-approved by the Audit Committee and the applicable limitations, while ensuring the independence of the independent auditors to audit the Company’s financial statements is not impaired. The pre-approval policy does not include a delegation to management of the Audit Committee responsibilities under the Exchange Act.

Prior to engagement of the independent registered public accounting firm for the next year’s audit, management submits for Audit Committee approval a list of services and related fees expected to be rendered during that year within each of four categories of services:

(1) Audit services include audit work performed on the financial statements and internal control over financial reporting, as well as work that generally only the independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and discussions surrounding the proper application of financial accounting and/or reporting standards.

(2) Audit-related services are for assurance and related services that are traditionally performed by the independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

(3) Tax services include all services, except those services specifically related to the audit of the financial statements, performed by the independent registered public accounting firm’s tax personnel, including tax analysis; assisting with coordination of execution of tax-related activities, primarily in the area of corporate development; supporting other tax-related regulatory requirements; and tax compliance and reporting.

(4) All other services are those services not captured in the audit, audit-related or tax categories. The Company generally does not request such services from the independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves independent registered public accounting firm services within each category and the fees for each category are budgeted. The Audit Committee requires the independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent registered public accounting firm.

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PROPOSAL 3 — APPROVAL OF A 200-FOR-1 REVERSE STOCK SPLIT OF THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AND A 16-FOR-1 REVERSE STOCK SPLIT TO THE COMPANY’S AUTHORIZED COMMON STOCK AND THE FILING OF A CERTIFICATE OF CHANGE WITH THE NEVADA SECRETARY OF STATE

(Item No. 3 on the Proxy Card)

Overview

In accordance with the Nevada Revised Statutes, on June 26, 2018 the Board approved a resolution to adopt an amendment (or Certificate of Change) to the Articles of Incorporation (the “Amendment”) to effect (i) a 200-for-1 reverse stock split of the Company’s issued and outstanding common stock par value $0.001 per share (the “Common Stock’), and (ii) a 16-for-1 reverse stock split to the Company’s authorized Common Stock (together the “Stock Split”), and declared it advisable and in the Company’s best interests and directed that the approval of the Stock Split be submitted to stockholders for their approval at the 2018 Annual Meeting of stockholders.

PLEASE NOTE THAT THE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE TREATMENT OF FRACTIONAL SHARES, AS EXPLAINED BELOW UNDER THE CAPTION “FRACTIONAL SHARES.”

PLEASE NOTE THAT THE STOCK SPLIT WILL HAVE THE EFFECT OF SUBSTANTIALLY INCREASING THE NUMBER OF SHARES THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING STOCKHOLDERS BECAUSE THE CHANGE IN THE NUMBER OF AUTHORIZED SHARES WILL NOT BE PROPORTIONATE TO THE CHANGE IN THE NUMBER OF SHARES ISSUED AND OUTSTANDING.

Reasons for the Stock Split

The Board believes that in order to have sufficient shares of the Company’s Common Stock authorized to effect potential future private offerings of Common Stock and the potential conversion of certain debt obligations owed by the Company into shares of Common Stock, it is in the best interest of the Company to effect the Stock Split and to file a Certificate of Change with the Nevada Secretary of State substantially in the form attached to the Proxy Statement as Appendix A, to amend the Company’s Articles of Incorporation to reduce the number of authorized shares of Common Stock from 800,000,000 shares to 50,000,000 shares.

The Board further believes that the Stock Split and the resultant stock price increase may encourage investor interest, including institutional investors whose investment policies generally prohibit investments in lower-priced securities, and improve the marketability of our Common Stock to a broader range of investors, thus improving liquidity.

Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. The Board believes that the possible higher market price resulting from the Stock Split may, to some extent, reduce the negative effects on the marketability and liquidity of the Common Stock inherent in some of the policies and practices of institutional investors and brokerage firms described above. Additionally, a higher share price may give the Company the added flexibility to list its shares on a different stock exchange or quotation service, such as the Nasdaq National Market, although the Company has no current plans to do so. If the Board decides to effect the Stock Split, the Company will file a Certificate of Change with the Secretary of State of Nevada, substantially in the form attached to the Proxy Statement as Appendix A.

Risks Associated with the Stock Split

The Stock Split May Affect the Price of our Common Stock over the Long Term. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Stock Split will increase the market price of our Common Stock by a multiple of the Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors that may be unrelated to the number

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of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success.

The Stock Split May Decrease the Liquidity of our Common Stock. The Board believes that the Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Stock Split.

The Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell. If the Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than 100 shares of Common Stock following the Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Stock Split May Lead to a Decrease in our Overall Market Capitalization. The Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Stock Split ratio, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Stock Split.

Implementation and Effects of the Stock Split

The Stock Split would have the following effects:

•	the number of shares of the Common Stock owned by each stockholder will automatically be reduced by the reverse stock split ratio of 200 to 1;
•	the par value of the Common Stock, will remain at $0.001 per share;
•	the number of shares of the Common Stock issued and outstanding will be reduced by the reverse stock split ratio of 200 to 1 resulting in the current number of issued and outstanding shares being reduced from 504,872,558 to approximately 2,525,000, depending on the number of fractional shares (see “Fractional Shares” below);
•	the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants entitling the holders thereof to purchase shares of the Common Stock will be increased by the reverse stock split ratio of 200 to 1, which will result in approximately the same aggregate price being required to be paid for such options or warrants upon exercise of such options or warrants immediately preceding the Stock Split;
•	The per share conversion price under the terms of the Company’s outstanding convertible promissory notes will be increased by the reverse stock split ratio of 200 to 1.

The Stock Split will be effected simultaneously for all of the Common Stock and the reverse stock split ratio will be the same for all of the Common Stock. The Stock Split will affect all of the stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Stock Split results in any of the Company’s stockholders owning a fractional share. As described below, stockholders holding fractional shares will have their number of shares rounded up to a whole share amount.

The Board may decide not to proceed with the Stock Split for various reasons including general stock market/business conditions.

Potential for Significant Dilution of Equity Interest

The Stock Split will not affect the rights of stockholders or any stockholder’s proportionate equity interest in the Company, subject to the treatment of fractional shares. The future issuance of authorized shares may have the effect of diluting the Company’s earnings per share and book value per share, as well as the stock ownership and voting rights of the current stockholders.

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Fractional Shares

No scrip or fractional share certificates will be issued in connection with the Stock Split. Stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares of Common Stock not evenly divisible by the reverse split ratio will receive one full share of Common Stock for each such fractional share, in effect rounding up the number of shares after the Stock Split to the nearest whole share.

Authorized Shares

Following the Stock Split, the authorized but unissued shares of Common Stock would be available for issuance from time to time for corporate purposes such as raising additional capital, acquisitions of businesses or assets and sales of stock or securities convertible into Common Stock. The Company believes that the availability of the authorized but unissued shares of common will provide it with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If the Company issues additional shares of Common Stock, the ownership interests of holders of the Common Stock may be diluted.

Accounting Matters

This proposed amendment to our Articles of Incorporation will not affect the par value of our Common Stock, which will remain $0.001 par value per share. As a result, as of the effective time of the amendment, the stated capital attributable to Common Stock and the additional paid-in capital account on our balance sheet will not change due to the Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

Other Effects on Issued and Outstanding Shares

If the Stock Split is implemented, the rights and preferences of the issued and outstanding shares of the Common Stock would remain the same after the Stock Split. Each share of Common Stock issued pursuant to the Stock Split would be fully paid and non-assessable.

In addition, as discussed above, the Stock Split would result in some stockholders owning “odd-lots” of fewer than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Procedure for Effecting the Stock Split and Exchange of Stock Certificates

The Stock Split would be implemented by filing a Certificate of Change with the Secretary of State of the State of Nevada. The Stock Split will become effective at the time specified in the Certificate of Change, which will most likely be immediately after the filing of the Certificate of Change and which the Company refers to as the “Effective Date.” Beginning at the Effective Date, each certificate representing shares of the Common Stock before the Stock Split will automatically be deemed for all corporate purposes to evidence ownership based on the applicable reverse ratio.

As soon as practicable after the Effective Date, the Company will announce that the Stock Split has been effected. Stockholders who are holding their shares in electronic form at brokerage firms will not need to take any action, as the effect of the Stock Split will automatically be reflected in their brokerage accounts. Stockholders holding paper certificates may, but are not required to, send the certificates to the Company’s transfer agent, Worldwide Stock Transfer, at the address set forth below. Worldwide Stock Transfer will issue a new stock certificate reflecting the Stock Split to each requesting stockholder.

Worldwide Stock Transfer, LLC

1 University Plaza

Suite 505

Hackensack, NJ 07601

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No Dissenters’ Rights

Under the Nevada Revised Statutes, the stockholders are not entitled to dissenters’ rights with respect to the Stock Split, and the Company will not independently provide stockholders with any such right.

 Anti-Takeover Effects of the Stock Split

A possible effect of the Stock Split may be to discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Company’s voting securities and the removal of incumbent management. The Board could use the additional shares of our Common Stock available for issuance to resist or frustrate a third-party take-over effort favored by a majority of the independent stockholders that would provide an above market premium by issuing additional shares of our Common Stock.

The Stock Split is not the result of the Board’s knowledge of an effort to accumulate any of the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Nor is the Stock Split a plan by the Board to adopt a series of amendments to the Articles of Incorporation or our Bylaws to institute an anti-takeover provision. We do not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

Federal Income Tax Consequences of the Stock Split

The following is a summary of certain material United States federal income tax consequences of the Stock Split. It does not purport to be a complete discussion of all of the possible United States federal income tax consequences of the Stock Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. This discussion does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock held by our stockholders before the Stock Split were, and the shares of Common Stock held after the Stock Split will be, held as “capital assets,” as defined in the Code (i.e., generally, property held for investment). The tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the Stock Split.

No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of shares held before the Stock Split for shares after the Stock Split. The aggregate tax basis of the shares of the Common Stock received in the Stock Split (including any fraction of a share deemed to have been received) will be the same as the stockholder’s aggregate tax basis in the shares of our Common Stock exchanged therefor. The stockholder’s holding period for the shares of our Common Stock after the Stock Split will include the period during which the stockholder held the shares of our Common Stock surrendered in the Stock Split.

This summary of certain material United States federal income tax consequence of the Stock Split is not binding on the Internal Revenue Service, the Company or the courts. Each stockholder is urged to consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the Stock Split.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE APPROVAL OF A 200-FOR-1 REVERSE STOCK SPLIT OF

THE COMPANY’S ISSUED AND OUTSTANDING COMMON STOCK AND

A 16-FOR-1 REVERSE STOCK SPLIT OF THE COMPANY’S AUTHORIZED COMMON STOCK AND THE FILING OF AN AMENDMENT WITH THE NEVADA SECRETARY OF STATE.

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PROPOSAL 4 – APPROVAL OF the ABTECH HOLDINGS, INC. 2018 INCENTIVE STOCK PLAN

(Item No. 4 on the Proxy Card)

The fourth proposal to be considered and voted upon at the Annual Meeting is to approve the adoption of the Abtech Holdings, Inc. 2018 Incentive Stock Plan (the “2018 Stock Plan”). The 2018 Stock Plan is attached as Appendix B to this Proxy Statement.

If approved by our stockholders, the 2018 Stock Plan will become effective as of the date of approval. If our stockholders do not approve the 2018 Stock Plan on or before June 26, 2019, the 2018 Stock Plan will automatically terminate and will be of no force and effect to the same extent and with the same effect as though the 2018 Stock Plan had never been adopted.

Reasons for the Adoption of the 2018 Stock Plan

The Board believes that our company should have the capacity and flexibility to provide meaningful equity-based incentive awards to our current and new employees, consultants, and directors in order to encourage them to join and to remain with our Company and to further motivate them to help increase stockholder value. In the past, our Company has granted stock options pursuant to a 2012 Incentive Stock Plan (the “2012 Stock Plan”) which upon approval of the 2018 Stock Plan will no longer be active. In addition, our subsidiary, AbTech Industries, Inc., has granted stock options pursuant to a 2007 Stock Plan (the “2007 Stock Plan”) which is no longer active.

If approved, the 2018 Stock Plan shall be treated as a successor to the 2007 and the 2012 Plans (each, respectively, a “Prior Plan”). Any awards granted under a Prior Plan shall remain subject to the terms of the applicable award document and the Prior Plan under which such award was granted, including, for purposes of the transition relief afforded by Section 13601(e)(2) of the Tax Act, the terms of the applicable award document and the Prior Plan that were intended to satisfy the applicable performance-based exceptions to Code Section 162(m).

The Board considered the benefits of adopting the 2018 Stock Plan to replace the 2012 Stock Plan at the same time as implementing a reverse stock split (see Proposal No. 3 above) thus making any grants completed under the 2018 Stock Plan to be stated in the terms of the post reverse stock split number of shares and exercise prices per share. The Board approved the adoption of the 2018 Stock Plan on June 26, 2018, subject to stockholder approval within 12 months. The 2018 Stock Plan is similar to the 2012 Stock plan and includes a number of features that the Board believes are consistent with the interests of our company’s stockholders and that reflect the current “best practices” with respect to equity-based compensation. Accordingly, the Board unanimously recommends approval of the 2018 Stock Plan because it believes strongly in encouraging selected employees, consultants, and directors to acquire a proprietary interest in the growth and performance of our company, thus enhancing the value of our company for the benefit of our stockholders.

Description of the 2018 Stock Plan

A summary of the most significant features of the 2018 Stock Plan is provided below. This summary is qualified in its entirety by the full text of the 2018 Stock Plan, which is attached as Appendix B to this Proxy Statement.

Administration and Related Matters

Administration. The 2018 Stock Plan will be administered by the Board, the Compensation Committee, or another committee appointed by the Board (collectively referred to in the 2018 Stock Plan as the “Committee”). The Committee generally will have the authority, in its discretion, to determine all matters relating to awards under the 2018 Stock Plan, including the selection of the individuals to be granted awards, the time or times of grant, the type of awards, the number of shares of Company common stock (“Common Stock”) subject to an award, vesting conditions, and any and all other terms, conditions, restrictions, and limitations, if any, of an award. The Committee also will have full authority and discretion (a) to administer, interpret, and construe the 2018 Stock Plan and the terms of any award issued under it, (b) to establish, amend, and rescind any rules and regulations relating to the 2018 Stock Plan, (c) to determine, interpret, and construe the terms and provisions of any award agreement made pursuant to the 2018 Stock Plan, and (d) to make all other determinations that may be necessary or advisable for the administration of the 2018 Stock Plan and any awards made under the 2018 Stock Plan.

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Adjustment of Awards upon the Occurrence of Certain Events. Upon the occurrence of any increase or decrease in the number of issued shares of Common Stock resulting from the payment of any stock dividend or from any stock split, reverse stock split, split-up, combination or exchange of shares, merger, consolidation, spin-off, reorganization, or recapitalization of shares or any like capital adjustment, the Committee (a) will have the authority, in its absolute discretion, to proportionately adjust the aggregate number and type of shares available for awards under the 2018 Stock Plan, and (b) shall proportionately adjust (i) the maximum number and type of shares or other securities that may be subject to awards to any individual under the 2018 Stock Plan, (ii) the number and type of shares or other securities covered by each outstanding award, and (iii) the exercise price per share (but not the total price) for awards outstanding under the 2018 Stock Plan, in each case in order to prevent the enlargement or dilution of rights of the participants under such awards.

No Repricing Without Stockholder Approval. Notwithstanding any other provision of the 2018 Stock Plan to the contrary, no award outstanding under the 2018 Stock Plan may be repriced without the approval of our stockholders. For purposes of the 2018 Stock Plan, “repricing” includes (a) amendments or adjustments to awards that reduce their exercise price, (b) situations in which new awards are issued to a participant in place of cancelled awards with a higher exercise price, and (c) any other amendment, adjustment, cancellation or replacement grant or other means of repricing an outstanding award, including a buyout for a payment of cash or cash equivalents.

Persons Eligible for Grants

The persons who will be eligible to receive awards under the 2018 Stock Plan will be (a) employees (including officers) of our company or its subsidiaries, (b) consultants, advisors, or other independent contractors retained by our company to provide consulting services, and (c) members of the Board, in each case as the Committee, in its absolute discretion, will select from time to time. Incentive stock options, however, may be granted only to employees.

Shares Subject to the 2018 Stock Plan

A maximum of 2,000,000 shares of Common Stock may be issued pursuant to awards, including incentive stock options, that are granted under the 2018 Stock Plan (the “Share Limit”). Notwithstanding any other limitation in the 2018 Stock Plan, the aggregate number of shares for which awards, including options that are intended to be incentive stock options, may be granted during any fiscal year of our company cannot exceed 15% of the number of issued and outstanding shares of Common Stock as of the last day of the immediately preceding fiscal year. The shares offered under the 2018 Stock Plan may be unissued shares or shares now held or subsequently acquired by our company as treasury shares, as the Committee from time to time may determine.

Any shares of Common Stock that are subject to awards will be counted against the Share Limit as one share for every one share granted. Any shares subject to an award granted under the 2018 Stock Plan that are not delivered because the award expires unexercised or is forfeited, terminated, canceled, or exchanged for awards that do not involve Common Stock, or any shares of Common Stock that are not delivered because the award is settled in cash will immediately be added back to the Share Limit and will be available for future awards at the rate of one share for every one share granted.

The grant of a cash award under the 2018 Stock Plan and the payment of cash dividends and dividend equivalents paid in cash in conjunction with outstanding awards will not reduce or be counted against the Share Limit. Substitute Awards (that is, shares of Common Stock delivered under the 2018 Stock Plan upon the assumption, substitution, conversion, adjustment or replacement of outstanding awards under a plan or arrangement of an entity acquired by our company in a merger or other acquisition) will not reduce or be counted against the Share Limit to the extent that the rules and regulations of any stock exchange or other trading market on which our Common Stock is listed or traded provide an exemption from stockholder approval for assumption, substitution, conversion, adjustment or replacement of outstanding awards in connection with mergers, acquisitions, or other corporate combinations.

Types of Awards; Limit on Number of Awards

The Committee has the authority to grant options, shares of restricted stock, RSUs, SARs, performance awards, dividend equivalents, cash awards, or other stock-based awards under the 2018 Stock Plan. Such awards may be granted either alone, in addition to, or in tandem with any other types of award granted under the 2018 Stock Plan. The characteristics of each of these awards are summarized below. The aggregate number of shares of

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Common Stock that may be covered by awards granted to any individual in any year shall not exceed either, or some combination of, (a) 500,000 shares in the case of options and SARs; or (b) 50,000 shares in the case of restricted stock, RSUs, and performance awards denominated in shares of Common Stock.

Vesting of Awards

Except for options or SARs issued as Substitute Awards, each option or SAR will be subject to a minimum vesting period of not less than one year from the date of grant. Except as provided in the following sentence, awards other than options or SARs will be subject to a minimum vesting period of not less than three years from the date of grant, although such awards may vest ratably over the vesting period as determined by the Committee at the time of grant. Notwithstanding the foregoing, (a) awards consisting of shares of restricted stock or RSUs granted to employees or consultants will always be subject to performance-based vesting requirements and may or may not also be subject to time-based vesting, as determined by the Committee at the time of grant, (b) performance awards will not be subject to time-based vesting after the satisfaction of the relevant performance goal unless the Committee determines otherwise on the grant date of such Awards, (c) awards granted in lieu of or in exchange for cash compensation or other outstanding awards that are fully vested or otherwise earned by the participant will be subject to such vesting period, if any, as the Committee determines on the grant date of such new awards, and (d) vesting of awards may be subject to acceleration upon the termination of a participant’s service with our company, as described below.

Stock Options

The Committee may grant (a) options that are intended to qualify as “incentive stock options” under the Code, and/or (b) non-qualified stock options. The Committee will determine the exercise price of each option on the grant date, provided that the exercise price will not be less than 100% of the fair market value of our Common Stock on the grant date (110% of the fair market value if incentive stock options are granted to a stockholder who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of our company or of any parent or subsidiary of our company on the grant date).

The Committee will set the term of each option, provided that except as described under “Description of the 2018 Stock Plan – Treatment of Awards Upon Termination of Service,” below, no option will be exercisable more than 10 years after the grant date (five years in the case of an incentive stock option granted to a stockholder who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of our company or of any parent or subsidiary of our company on the grant date).

Restricted Stock and Restricted Stock Units

The Committee may grant awards consisting of shares of restricted stock or denominated in RSUs in such amounts and for such consideration as the Committee may determine in its discretion. Such awards may be subject to (a) forfeiture of such shares or RSUs upon termination of the participant’s service with our company during the applicable restriction period, (b) restrictions on transferability, (c) limitations on the right to vote such shares, (d) limitations on the right to receive dividends with respect to such shares, (e) attainment of certain performance goals, such as those described under “Description of the 2018 Stock Plan – Performance Awards,” below, and (f) such other conditions, limitations, and restrictions as determined by the Committee, in its discretion, and as set forth in the instrument evidencing the award.

Stock Appreciation Rights

The Committee may grant SARs pursuant to the 2018 Stock Plan, either in tandem with another award granted under the 2018 Stock Plan or independent of any other award grant. The Committee may establish a maximum appreciation value payable for SARs and such other terms and conditions for such SARs as the Committee may determine in its discretion. The exercise price of an SAR will not be less than the fair market value per share of Common Stock on the grant date of the SAR. The holder of an SAR granted in tandem with an option may elect to exercise either the option or the SAR, but not both. Except as described below under “Description of the 2018 Stock Plan – Treatment of Awards Upon Termination of Service,” the maximum exercise period for an SAR will be 10 years.

The Committee, in its discretion, will determine at the time of grant of each SAR whether such SAR is a “Cash Settled SAR” or a “Stock Settled SAR.” When a participant exercises a vested Cash Settled SAR, our

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company will pay to the participant an amount of cash equal to the difference between the fair market value of one share of our Common Stock on the exercise date over the exercise price of the SAR. When a participant exercises a vested Stock Settled SAR, our company will deliver to the participant shares of our Common Stock having a fair market value as of the exercise date equal to the difference between the fair market value of one share of our Common Stock on the exercise date over the exercise price of the SAR. The agreement evidencing the SAR shall specify whether the SAR is a Cash Settled SAR, a Stock Settled SAR, or (in the sole discretion of the Committee) whether the participant to whom the SAR is granted will have the right to determine, at the time of exercise, whether the SAR will be settled in cash or shares of stock.

Performance Awards

Performance Period and Amount of Performance Award. With respect to each grant of a performance award, the Committee will establish a performance period over which the performance of our company and/or of the applicable participant will be measured, provided that each performance period will be at least one year. In determining the amount of the performance award to be granted to a particular participant, the Committee may take into account such factors as the participant’s responsibility level and growth potential, the amount of other awards granted or received by such participant, and such other considerations as the Committee deems appropriate.

Non-Qualified Performance Awards. Non-qualified performance awards may be based on achievement of such goals and may be subject to such terms, conditions, and restrictions as determined by the Committee.

Qualified Performance Awards. Qualified performance awards may be paid, vested or otherwise deliverable solely upon attainment of one or more pre-established, objective performance goals established by the Committee. Such performance goals will be based on any one or any combination of the following business criteria, as determined by the Committee:

•	total or net revenue;
•	revenue growth;
•	operating margin;
•	profit margin;
•	earnings before interest and taxes (EBIT);
•	earnings before interest, taxes, depreciation, and amortization (EBITDA);
•	operating income;
•	net operating income after tax;
•	pre-tax or after-tax income;
•	cash flow;
•	cash flow per share;
•	net earnings;
•	earnings per share;
•	profit growth;
•	return on equity;
•	return on invested capital;
•	return on capital employed;
•	return on assets;
•	economic value added (or an equivalent metric);
•	share price performance;
•	market capitalization;
•	debt-to-capital ratio;
•	other earnings criteria or profit-related return ratios;
•	successful acquisitions of other companies or assets;
•	successful dispositions of subsidiaries, divisions or departments of our company or any of its subsidiaries;
•	successful financing efforts;
•	total stockholder return;
•	market share;
•	improvement in or attainment of expense levels;
•	improvement in or attainment of working capital levels;
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•	cost reduction;
•	debt reduction;
•	customer service; or
•	customer satisfaction.

Such performance goals may be (a) stated in absolute terms or expressed in terms of dollar amounts, percentages, on a per-share basis, or on such other basis or in such other manner as determined by the Committee, (b) based on one or more business criteria that apply to the participant, one or more subsidiaries, business units or divisions of our company, or our company as a whole, (c) relative to other companies or specified indices, (d) achieved during a period of time, or (e) as otherwise determined by the Committee. Unless otherwise stated, a performance goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In measuring a performance goal, the Committee may exclude certain extraordinary, unusual or non-recurring items, provided that the Committee states such exclusions at the time the performance goals are determined.

The Committee will establish, in writing, the applicable performance goal(s) and the specific targets related to such goal(s) prior to the earlier to occur of (a) 90 days after the commencement of the period of service to which the performance goal relates and (b) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain, subject to adjustment by the Committee as it deems appropriate to reflect significant unforeseen events or changes.

Code Section 162(m) generally provides that a corporation may not deduct compensation amounts in excess of $1,000,000 paid to any of its named executive officers in any year. Prior to the Tax Cuts and Jobs Act of 2017 (the “Tax Act”), this limitation did not apply to options, SARs or awards that were conditioned on the achievement of performance goals if certain requirements were met. The prior plans were designed to allow the Compensation Committee to grant awards that were intended to qualify as performance-based compensation under Section 162(m), although the Compensation Committee reserved the discretion to grant or approve awards or compensation that were not exempt from the deduction limits. The Tax Act repealed the performance-based compensation exemption under Section 162(m), effective for tax years beginning after December 31, 2017. Accordingly, awards granted under the 2018 Plan will be subject to the deduction limit under Section 162(m). However, while the performance-based compensation exemption is no longer available for new awards, the Compensation Committee may continue to grant awards with performance-based vesting requirements under the 2018 Plan, using performance goals based on performance measures that the Compensation Committee selects in its discretion.

Payment. Upon the expiration of the performance period relating to a performance award granted to a participant, the participant will be entitled to receive payment of an amount not exceeding the maximum value of the performance award, based on the achievement of the performance goals for such performance period, as determined by the Committee. The Committee may, in its discretion, pay a performance award under any one or more of the performance goals established by the Committee with respect to such performance award or may exercise its negative discretion to reduce or eliminate the amount of any performance award that would otherwise be payable to a participant. The Committee will certify in writing prior to the payment of a performance award that the applicable performance goals and any other material terms of the grant have been satisfied. Payment of a performance award may be made in cash, shares of Common Stock, other awards, other property, or a combination thereof, as determined by the Committee.

Dividends and Dividend Equivalents

The Committee may grant, as a separate award or at the time of granting any other award granted under the 2018 Stock Plan (other than options or SARs), awards that entitle the participant to receive dividends or dividend equivalents with respect to all or a portion of the number of shares of Common Stock subject to such award. Dividends or dividend equivalents may accrue interest and the instrument evidencing the award will specify whether dividends or dividend equivalents will be (a) paid currently (b) paid at a later, specified date, (c) deferrable by the participant under and subject to the terms of a deferred compensation plan, (d) subject to the same vesting as the award to which the dividends or dividend equivalents relate, if applicable, and/or (e) deemed to have been reinvested in additional shares of Common Stock or otherwise reinvested. Where dividend equivalents are deferred or subject to vesting, the Committee may permit for, or require, the conversion of dividend equivalents into RSUs. RSUs arising from such a conversion of dividend equivalents at the election of the participant will not count against the Share Limit, but RSUs arising from a conversion of dividend equivalents that is required by the Committee will count against the Share Limit.

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Cash Awards

The Committee, in its discretion, may grant cash awards in such amounts as it determines from time to time. A cash award may be granted (a) as a separate award, (b) in connection with the grant, issuance, vesting, exercise, or payment of another award under the 2018 Stock Plan or at any time thereafter, or (c) to enable the participant to pay federal income tax liabilities incurred in connection with the grant, issuance, vesting, exercise, or payment of another award under the 2018 Stock Plan. Cash awards will be subject to such terms, conditions, and limitations as the Committee may determine on the grant date.

Other Stock-Based Awards

The Committee may grant such other awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of our Common Stock as the Committee deems to be consistent with the purposes of the 2018 Stock Plan. Such other awards may include, without limitation, (a) convertible or exchangeable debt or equity securities, (b) other rights convertible or exchangeable into shares of Common Stock, and (c) awards valued by reference to the value of shares of our Common Stock or the value of securities of or the performance of specified subsidiaries of our company.

Transferability of Awards

No award may be assigned or transferred for value or in violation of any stock ownership or stock retention guidelines or policies adopted by our company from time to time. Except as specifically allowed by the Committee, any incentive stock option granted under the 2018 Stock Plan will, during the participant’s lifetime, be exercisable only by such participant and may not be assigned or transferred by such participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. Except as specifically allowed by the Committee, any non-qualified stock option and any other award granted under the 2018 Stock Plan may not be assigned or transferred by the participant other than (a) by will or the laws of descent and distribution or pursuant to a qualified domestic relations order, or (b) to certain family members or for estate planning purposes.

Treatment of Awards Upon Termination of Service

The 2018 Stock Plan contains provisions regarding the vesting and post-termination exercisability of awards held by participants whose employment with or provision of services to our company terminates. The following provisions apply unless otherwise determined by the Committee or provided in an individual award or in a written agreement between the participant and our company:

(a)           Except as described under “Description of the 2018 Stock Plan – Change in Control,” below, if a participant’s service is terminated by our without Cause (as defined in the plan), then:

•	Any outstanding stock options and SARs held by such participant will continue to vest for a period of 90 days after the date of termination and, to the extent vested, all options and SARs held by such participant will remain exercisable for the longer of (i) 90 days after termination or (ii) 30 days following the end of any blackout period to which the participant may be subject on the date of termination (but not beyond the original expiration date, if that occurs sooner);
•	All unvested awards other than options, SARs, and performance awards held by such participant will continue to vest for a period of 90 days after termination, on which date the unvested portion of such awards will be forfeited; and
•	All unvested performance awards will be forfeited as of the commencement of business on the date of the participant’s termination of service.

(b)       If a participant’s service is terminated for Cause (as defined in the plan), all outstanding awards will expire and be forfeited as of the commencement of business on the date of such termination.

(c)       If a participant’s service is terminated by reason of death or Disability (as defined in the plan), then:

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•	All unvested options and SARs held by such participant will become fully and immediately exercisable and will remain exercisable until the earlier of (i) one year after the date of such termination, or (ii) the original expiration date of such options or SARs;
•	All restricted stock and RSUs held by such participant will become fully and immediately vested;
•	50% of all outstanding performance awards held by such participant on the date of such termination will be deemed to be earned and the target performance goals for the relevant performance period(s) with respect to such performance awards will be deemed to have been attained; and
•	All other awards held by such participant will immediately be forfeited as of the commencement of business on the date of such termination.

(d)       If a participant’s service is terminated by reason of Retirement (as defined in the plan), then:

•	All unvested options and SARs held by such participant will continue to vest and, to the extent vested, all options and SARs held by such participant will remain exercisable until the earlier of (i) one year after the date of such termination, or (ii) the original expiration date of such options or SARs;
•	All unvested awards other than options, SARs, or performance awards held by such participant will continue to vest for a period of one year after such termination, on which date the unvested portion of such awards will be forfeited; and
•	All unvested performance awards will be forfeited as of the commencement of business on the date of the participant’s termination of service.

(e)       If participant’s service is terminated as a result of the participant’s resignation or other voluntary termination of service other than in the case of Retirement (“Voluntary Termination), then:

•	All options and SARS held by such participant, to the extent they were vested and exercisable at the time of such termination, will remain exercisable until the expiration of the longer of (i) 90 days after termination or (ii) 30 days following the end of any blackout period to which the participant may be subject on the date of termination (but not beyond the original expiration date, if that occurs sooner); and
•	All unvested awards will be forfeited as of the commencement of business on the date of the participant’s termination of service.

Change in Control

The 2018 Stock Plan provides that, except as otherwise determined by the Committee, in event of a Change in Control (as defined in the plan), the surviving, continuing, successor or purchasing person or entity (the “Acquiror”) must either assume our company’s rights and obligations under all then-outstanding awards and/or substitute for all then-outstanding awards substantially equivalent awards for the Acquiror’s securities. In connection with a Change in Control, the following provisions will apply:

(a)       Except as otherwise (i) determined by the Committee, (ii) set forth in the agreement or other documents evidencing the award, or (iii) set forth in a written agreement between the participant and our company, to the extent that the Acquiror either assumes our company’s rights and obligations under outstanding awards when the Change in Control is consummated and/or substitutes for outstanding awards substantially equivalent awards for the Acquiror’s securities when the Change in Control is consummated, such assumed or substituted awards will remain in full force and effect and will continue to vest as though the Change in Control did not occur. In such a case, if a participant’s service is terminated by the Acquiror without Cause within one year after the occurrence of a Change in Control, then:

•	All unvested options and SARs held by the participant as of the date of termination will become vested and fully and immediately exercisable and will remain exercisable until the expiration of the longer of (A) 90 days after termination or (B) 30 days following the end of any blackout period to which the participant may be subject on the date of termination (but not beyond the original expiration date, if that occurs sooner);
•	All restricted stock and RSUs held by such participant will become fully and immediately vested;
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•	100% of all outstanding performance awards held by such participant on the date of such termination will be deemed to be earned and the target performance goals for the relevant performance period(s) with respect to such performance awards will be deemed to have been attained; and
•	All other awards held by such participant will become fully and immediately vested.

The acceleration of vesting and deemed earning of awards under these provisions in the 2018 Stock Plan will not occur if a participant’s service with our company is terminated for Cause or as a result of the participant’s Disability, death, Retirement, or Voluntary Termination.

(b)       Except as otherwise (i) determined by the Committee, (ii) set forth in the agreement or other documents evidencing the award, or (iii) set forth in a written agreement with our company, in the event the Acquiror does not assume some or all of the awards outstanding when the Change in Control is consummated and/or substitute substantially equivalent awards for the Acquiror’s securities for some or all of the awards outstanding when the Change of Control is consummated, the Board, in its discretion, may provide that all or any of the unexercisable, unvested, and/or unearned portion of such awards will be immediately vested, exercisable, and/or deemed to be earned in full or in part immediately prior to consummation of the Change of Control. In such a case, however, the vesting, exercise, and/or deemed earning of awards will be conditioned upon the consummation of the Change of Control. Unless otherwise provided by the Board, any awards that are neither (A) assumed by or substituted for by the Acquiror in connection with the Change of Control nor (B) vested, exercised, and/or deemed earned in connection with the consummation of the Change of Control will terminate and cease to be outstanding effective as of the consummation of the Change of Control.

Award Agreements

The 2018 Stock Plan provides that awards must be evidenced by agreements between our company and the participant in such form and content as the Committee from time to time approves. Such individual agreements (a) may contain such provisions or conditions as the Committee deems necessary or appropriate to effectuate the sense and purpose of the 2018 Stock Plan and (b) may be amended from time to time in accordance with the terms thereof. Such agreements also may include “claw-back provisions” that provide for the automatic forfeiture of vested or unvested awards and/or realized or unrealized gain, appreciation, profits, or value with respect to such awards if the participant breaches or violates any affirmative or restrictive covenant or provision in the award agreement or any other agreement between the participant and our company or any parent or subsidiary of our company. Such forfeiture provisions will be binding upon the participant as a condition to the grant of such awards.

Amendment and Termination of the 2018 Stock Plan

The Committee may amend, change, make additions to, or suspend or terminate the 2018 Stock Plan as it may, from time to time, deem necessary or appropriate and in the best interests of our company. Without the consent of the affected participant, however, the Committee may not take any action that disqualifies any incentive stock option previously granted under the 2018 Stock Plan for treatment as an incentive stock option or that adversely affects or impairs the rights of any award outstanding under the 2018 Stock Plan. In addition, to the extent that stockholder approval of an amendment to the 2018 Stock Plan is required by applicable law or the requirements of any securities exchange or trading market on which our Common Stock is listed or traded, such amendment will not be effective prior to approval by our stockholders.

Effective Date and Term of 2018 Stock Plan

If our stockholders approve the 2018 Stock Plan at the Annual Meeting, the 2018 Stock Plan will be effective as of the date of the Annual Meeting (the “Effective Date”). Upon stockholder approval at the Annual Meeting, (a) the terms and conditions of the 2018 Stock Plan (as the 2018 Stock Plan may be subsequently amended) will control all awards granted under the 2018 Stock Plan on or after the Effective Date, and (b) the 2018 Stock Plan will remain in full force and effect through the tenth anniversary of the Effective Date, unless sooner terminated by the Committee. After the 2018 Stock Plan is terminated, no future awards may be granted under the 2018 Stock Plan, but awards previously granted will remain outstanding in accordance with their applicable terms and conditions and the 2018 Stock Plan’s terms and conditions.

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If the 2018 Stock Plan is not approved by our stockholders at the Annual Meeting or at another meeting of stockholders held on or before June 26, 2019, the 2018 Stock Plan will be automatically terminated and will be of no force or effect as though the 2018 Stock Plan had never been adopted.

Federal Income Tax Consequences

The rules concerning the federal income tax consequences with respect to awards made pursuant to the 2018 Plan are technical, and reasonable persons may differ on the proper interpretation of the rules. Moreover, the applicable statutory and regulatory provisions are subject to change, as are their interpretations and applications, which may vary in individual circumstances. The following discussion is designed to provide only a brief, general summary description of the federal income tax consequences associated with the awards, based on a good faith interpretation of the current federal income tax laws, regulations (including applicable proposed regulations) and judicial and administrative interpretations. There can be no assurance that those laws and regulations will not change in the future, and this summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death or the provisions of any state, local or foreign income tax laws. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Non-Qualified Stock Options. No taxable income is recognized when a non-qualified stock option is granted to a participant with an exercise price equal to (or in excess of) the fair market value on the date of grant. Upon exercise, a participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the exercise date over the exercise price. Any taxable income recognized in connection with the exercise of a non-qualified stock option by an employee is subject to wage and employment tax withholding by our company. Any additional gain or loss recognized upon later disposition of the shares will be treated as a capital gain or loss, which may be long-term or short-term capital gain or loss depending on the holding period. Our Company will generally receive an income tax deduction in an amount equal to the ordinary income that the participant recognizes upon the exercise of the stock option, subject to any applicable limitations under Code Section 162(m).

Incentive Stock Options. No taxable income is recognized when an incentive stock option is granted or exercised, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the participant to the alternative minimum tax. If the participant exercises the option and then later sells or disposes of the shares more than two years after the grant date and more than one year after the exercise date, the difference between the sales price and the exercise price generally will be taxable as long-term capital gain or loss. If either of these holding periods is not satisfied, the participant will recognize ordinary income at the time of sale or other disposition equal to the difference between the exercise price and the lower of (a) the fair market value of the shares at the date of exercise, or (b) the sale price of the shares. Any gain or loss recognized on a premature disposition of shares in excess of the amount treated as ordinary income will be treated as long-term or short-term capital gain or loss, depending on the holding period. The ISO holding period requirements are waived when a participant dies.

If the applicable holding periods are satisfied, the Company is not entitled to a federal income tax deduction. If, however, the applicable holding periods are not satisfied, the Company will generally receive a federal income tax deduction in an amount equal to the ordinary income that the participants recognize, if any, as a result of the disposition, subject to any applicable limitations under Code Section 162(m).

Restricted Stock and Restricted Stock Units. A participant generally will not have taxable income upon the grant of restricted stock or RSUs. Instead, the participant will recognize ordinary income in the first taxable year in which the participant’s interest in the shares becomes either: (a) freely transferable; or (b) no longer subject to substantial risk of forfeiture. The amount of taxable income is equal to the fair market value of the shares less the cash, if any, paid for the shares. A participant may elect to recognize income at the time of grant of restricted stock in an amount equal to the fair market value of the restricted stock (less any cash paid for the shares) on the date of the award.

Our Company generally will receive a compensation expense deduction in an amount equal to the ordinary income recognized by the participant in the taxable year in which restrictions lapse (or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income), subject to any applicable limitations under Code Section 162(m).

Stock Appreciation Rights. Upon the exercise of an SAR, the participant generally will recognize ordinary income equal to the excess of the fair market value of a share of Common Stock on the exercise date over the

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exercise price of the SAR. Upon the sale of a share of Common Stock acquired upon exercise of a Stock Settled SAR, the participant will recognize long-term or short-term capital gain or loss, depending on whether the participant has held the stock for more than one year from the date of exercise. Our Company generally will receive an income tax deduction in an amount equal to the ordinary income that the participant recognizes upon the exercise of the SAR, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant generally will not recognize taxable income at the time performance awards are granted. The participant will recognize ordinary income for the year in which the performance award is earned.

Cash Awards. A participant generally will recognize taxable income upon the receipt of a cash award.

Other Stock-Based Awards. A participant generally will recognize taxable income upon receipt of the shares subject to the award or bonus (or, if later, on the date such shares are no longer subject to a substantial risk of forfeiture).

Withholding Taxes. Because the amount of ordinary income a participant recognizes with respect to the receipt or exercise of an award may be treated as compensation that is subject to applicable withholding of federal, state, and local income taxes and social security taxes, our company may require the participant to pay the amount required to be withheld by our company before delivering to the participant any shares or other payment to be received under the 2018 Stock Plan. We will have the right to deduct from any grant, issuance, vesting, exercise, or payment of an award under the 2018 Stock Plan an amount of cash or shares of Common Stock having a value sufficient to cover such withholding. The Committee, in its discretion, also may permit the participant to deliver to our company shares of Common Stock owned by such participant and having an aggregate fair market value up to or equal to (but not in excess of) the amount of the withholding or other taxes due. We also may deduct the amount of any withholding or other tax due from other compensation, including salary or bonus, otherwise payable to the participant.

Tax Effect for Our Company Generally. Except as indicated above in this section entitled Federal Income Tax Consequences, our company generally will be entitled to a tax deduction in connection with any award under the 2018 Stock Plan in an amount equal to the ordinary income, if any, recognized by the participant and at the time the participant recognizes such income (for example, upon the exercise of a non-qualified stock option) subject to any applicable limitations under Code Section 162(m).

Code Section 409A. Code Section 409A provides special tax rules applicable to programs that provide for a deferral of compensation. Failure to comply with those requirements will result in accelerated recognition of income for tax purposes along with an additional tax equal to 20% of the amount included in income, and interest on deemed underpayments in certain circumstances. While certain awards under the 2018 Plan could be subject to Section 409A, the 2018 Plan has been drafted to comply with the requirements of Section 409A, where applicable. In that regard, the 2018 Stock Plan provides that to the extent an award is subject to Code Section 409A, the Section 409A Award will be intended to comply with the requirements of Code Section 409A and any related regulations or other guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service. Accordingly, the 2018 Stock Plan prohibits the Committee from making any changes or adjustments to a Section 409A Award that do not comply with the requirements of Code Section 409A without the express written consent of the participant. Also, if an award is not a Section 409A Award, the 2018 Stock Plan prohibits the Committee from taking any action that would cause the award to become a Section 409A Award without the express written consent of the participant. In the event that the 2018 Stock Plan is amended solely to conform to Code Section 409A, it will not be necessary to obtain further stockholder approval.

Anticipated Award Grants Under the 2018 Stock Plan and Related Matters

Initial Grants Under the 2018 Stock Plan

As of the date of this Proxy Statement, the Board anticipates that it will make grants of (a) qualified and non-qualified stock options to employees under the 2018 Stock Plan, and (b) only non-qualified stock options to directors under the 2018 Stock Plan. The Board currently believes that these types of awards provide stockholder alignment and promote pay for performance. Although it currently has no plans to grant other types of awards under

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the 2018 Stock Plan, the Board may grant other types of awards in the future if it determines that it would be beneficial to our company and its stockholders to do so. The Board has not yet granted any stock options subject to stockholder approval of the 2018 Stock Plan.

Non-Employee Director Compensation

The Board believes that including grants of non-qualified stock options as a significant portion of non-employee director compensation reflects the common practice of other companies with which we compete for qualified directors, is consistent with current “best practices” because it encourages ownership of our Common Stock by our non-employee directors, and will enable our company to provide a balanced mix of compensation for our non-employee directors.

Required Vote

The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the adoption of the 2018 Stock Plan. Accordingly, abstentions will have the same effect as a vote against this proposal and broker non-votes will not be counted in determining the outcome.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR”

THE PROPOSAL TO ADOPT THE 2018 INCENTIVE STOCK PLAN.

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REQUIREMENTS, INCLUDING DEADLINES FOR SUBMISSION OF STOCKHOLDER PROPOSALS AND NOMINEES

Stockholders who, in accordance with SEC Rule 14a-8, wish to present proposals for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting Proxy Statement must submit their proposals so that they are received at our principal executive offices no later than the close of business on January 1, 2019. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

To be in proper form, a stockholder’s proposal or nomination must comply with SEC Rule 14a-8. A stockholder who wishes to submit a proposal or nomination is encouraged to seek independent counsel about compliance with SEC and other requirements. The Company will not consider any proposal or nomination that does not meet the requirements of SEC Rule 14a-8 for submitting a proposal or nomination.

Notices of intention to present proposals at the 2019 Annual Meeting of stockholders must be addressed to our Corporate Secretary at the address set forth on the first page of this Proxy Statement. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with SEC and other applicable requirements.

ANNUAL REPORT TO STOCKHOLDERS

Our 2017 Annual Report on Form 10-K and Amendment to Annual Report on Form 10-K/A are available electronically and accompanies this Proxy Statement to our stockholders. The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to other documents that we have filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement. Our financial statements and other information required by Item 13(a) under Schedule 14A of the Exchange Act are incorporated by reference from our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the SEC on April 3, 2018 and Amendment to Annual Report on Form 10-K/A filed with the SEC on April 30, 2018.

Upon request, we will provide, without charge to each stockholder of record as of the record date specified on the first page of this Proxy Statement, a copy of our Annual Report on Form 10-K and Amendment to Annual Report on Form 10-K/A for the year ended December 31, 2017 as filed with the SEC. Any exhibits listed in the Annual Report on Form 10-K or Amendment to Annual Report on Form 10-K/A also will be furnished upon request at the actual expense we incur in furnishing such exhibits. Any such requests should be directed to our Corporate Secretary at our executive offices set forth on the first page of this Proxy Statement.

OTHER MATTERS

The Board knows of no matters, other than the proposals presented above, to be submitted to the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the proxy card enclosed with this Proxy Statement to vote the shares they represent as the Board may recommend.

ABTECH HOLDINGS, INC. 4110 N. SCOTTSDALE RD, STE. 235 SCOTTSDALE, AZ 85251

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery information up until 11:59 P.M., EDT on August 14, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy card and annual reports electronically via e-mail or the Internet, To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy-materials electronically in future years.

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VOTE BY PHONE – 800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 PM. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing c/o 51 Mercedes Way, Edgewood, NY 11717

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends that you vote FOR the listed nominees:		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
		☐	☐	☐
1	Election of Directors Nominees

	01 Glenn R. Rink	02 William S. Brennan			03 David Greenwald
	04 A. Judson Hill	05 Dipak P. Jogia

The Board of Directors recommends you vote For the following proposal 2:

2	Ratification of the selection of Semple, Marchal & Cooper, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018	For ☐	Against ☐	Abstain ☐

The Board of Directors recommends you vote For the following proposal 3:

3	Approval of a 200-for-1 reverse stock split of the Company’s issued and outstanding common stock and a 16-for-1 reverse stock split of the Company’s authorized common stock (from 800,000,000 shares to 50,000,000 shares) and the filing of a Certificate of Change with the Nevada Secretary of State	For ☐	Against ☐	Abstain ☐

The Board of Directors recommends you vote For the following proposal 4:

4	Approval of the Abtech Holdings, Inc. 2018 Incentive Stock Plan	For ☐	Against ☐	Abstain ☐

NOTE: When properly executed, this proxy will be voted as directed. If no direction is given, the proxies will vote FOR each of the listed board nominees in proposal 1, and FOR proposals 2, 3 and 4. If any other matters properly come before the meeting, the proxies will vote as the Board may recommend.
For address change/comments, mark here.
(see reverse for instructions) ☐

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report on Form 10-K and Amendment to Annual Report on Form 10-K/A are available at www.proxyvote.com and on the Company’s website at http://www.abtechindustries.com/investor-info.

PROXY SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS

FOR 2018 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 15 2018

The undersigned appoints Glenn R. Rink and Lane J. Castleton, and each of them, as proxies, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2018 Annual Meeting of stockholders of ABTECH HOLDINGS, INC. (“Abtech”), to be held on August 15, 2018, and at any adjournment or postponement thereof, and authorizes them to vote at such meeting, as designated on the reverse side of this form, all the shares of common stock of Abtech held of record by the undersigned on June 30, 2018.

UNLESS A DIFFERENT INDICATION IS MADE ON THE REVERSE SIDE OF THIS FORM, THE PROXIES WILL VOTE FOR EACH OF THE LISTED BOARD NOMINEES IN PROPOSAL 1, FOR PROPOSALS 2, 3 and 4 AND IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS PROPERLY COMES BEFORE THE MEETING.

Address change/comments:

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________

(If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.)

See reverse for voting instructions

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Appendix A

Certificate of Change

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1.             Name of corporation: Abtech Holdings, Inc.

2.             The board of directors have adopted a resolution pursuant to NRS 78.209 and have obtained any required approval of the stockholders.

3.             The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

800,000,000 shares of common stock, par value $0.001 per share.

4.             The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

50,000,000 shares of common stock, par value $0.001 per share.

5.             The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

1 share of common stock will be issued after the exchange for 200 shares of common stock,

plus an indeterminate number of shares to be exchanged for fractional shares.

6.             The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

Fractional shares of common stock will be rounded up to the nearest whole share.

7.             Effective date and time of filing: (optional)           Date:           Time:

8.             Signature: (required) (must not be later than 90 days after the certificate is filed)

X		Chief Financial Officer
	Signature of Officer	Title

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Stock Split Revised: 1-5-15

Appendix B

2018 Incentive Stock Plan

ABTECH HOLDINGS, INC.

2018 INCENTIVE STOCK PLAN

(Adopted by the Board of Directors on June 26, 2018;

Approved by the Stockholders on _____________, 2018.)

1.                   Purpose. The purpose of this Plan is to provide a means through which AbTech Holdings, Inc. and its Subsidiaries may (a) attract and retain highly qualified persons to provide valuable services to the Company as Employees, Consultants, or Directors, (b) promote the interests of the Company by providing Employees, Consultants, and Directors with a proprietary interest in the Company, thereby strengthening their concern for the welfare of the Company and their desire to continue to provide their services to the Company, and (c) provide such persons with additional incentive and reward opportunities to enhance the profitable growth of the Company. Capitalized terms have the meanings set forth in Section 2.

2.                   Definitions. As used in the Plan, the following definitions apply to the terms indicated below.

(a)                 “Acquiror” means the surviving, continuing, successor or purchasing Person or entity, as the case may be, in a Change in Control.

(b)                “Award” means an Option, a share of Restricted Stock, an RSU, an SAR, a Performance Award, a Dividend Equivalent, a Cash Award, or other stock-based Awards granted pursuant to the terms of the Plan.

(c)                 “Board” means the Board of Directors of the Company.

(d)                “Cash Award” means an Award of a bonus payable in cash pursuant to Section 12.

(e)                 “Cash Settled SAR” has the meaning set forth in Section 9(b).

(f)                  Unless otherwise set forth in a written agreement between the Participant and the Company, “Cause,” when used in connection with the termination of a Participant’s Service with the Company, means the termination of the Participant’s Service by the Company by reason of (i) the conviction of the Participant by a court of competent jurisdiction as to which no further appeal can be taken, or a guilty plea or plea of nolo contendere by the Participant, with respect to a crime involving moral turpitude; (ii) the proven commission by the Participant of an act of fraud upon the Company or any Parent or Subsidiary; (iii) the willful and proven misappropriation of any material amount of funds or property of the Company or any Parent or Subsidiary by the Participant; (iv) the willful, continued and unreasonable failure by the Participant to perform duties assigned to the Participant; (v) the knowing engagement by the Participant in any direct, material conflict of interest with the Company or any Parent or Subsidiary without compliance with the Company’s (or Parent’s or Subsidiary’s) conflict of interest policy, if any, then in effect; (vi) the knowing engagement by the Participant, without the written approval of the Board, in any activity that competes with the business of the Company or any Parent or Subsidiary or that would result in a material injury to the Company or any Parent or Subsidiary; or (vii) the knowing and continued engagement in any activity that would constitute a material violation of the provisions of the Company’s (or Parent’s or Subsidiary’s) policies and procedures.

(g)                Unless otherwise set forth in a written agreement between the Participant and the Company, “Change in Control” means

(i)                        a “change in control” of the Company of a nature that would be required to be reported (A) in response to Item 6(e) of Schedule 14A of Regulation 14A under the Exchange Act (or any successor provisions or reports thereunder), (B) in response to Item 5.01 of Form 8-K as in effect on the date of this Plan, as promulgated under the Exchange Act (or any successor provisions or reports thereunder), or (C) in any other filing by the Company with the Securities and Exchange Commission; or

(ii)                        the occurrence of any of the following events:

(A)               a transaction or series of transactions after the Effective Date in which any “person” (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act, or any successor provisions thereunder) is or becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act, or any successor provisions thereunder), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then-outstanding voting securities; provided, however, that for purposes of this Section 2(f)(ii)(A), the following acquisitions will not constitute a Change in Control: (1) any acquisition directly from the Company; (2) any acquisition of voting securities by the Company, including any acquisition that, by reducing the number of shares outstanding, is the sole cause for increasing the percentage of shares beneficially owned by any such Person to more than the percentage set forth above; (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company; (4) any acquisition by any Person pursuant to a transaction that complies with clauses (1), (2) and (3) of Section 2(f)(ii)(B); or (5) any transaction, acquisition, or other event that the Board (as constituted immediately prior to such Person becoming such a beneficial owner) determines, in its sole discretion, does not constitute a Change in Control in such a situation; or

(B)               consummation by the Company of a Business Combination (as defined below) unless, following such Business Combination, (1) more than 50% of the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors or managers of the entity resulting from such Business Combination (including without limitation, an entity that as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) is represented by voting securities of the Company that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by voting securities into which such previously outstanding voting securities of the Company were converted pursuant to such Business Combination) and such ownership of voting power among the holders thereof is in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Company’s voting securities, (2) no Person (excluding any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of the then-outstanding voting securities of the entity resulting from such Business Combination except to the extent that such ownership existed prior to the Business Combination, and (3) at least a majority of the members of the board of directors or managers of the entity resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(C)               approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

For purposes of this Section 2(f), “Business Combination” means a reorganization, merger or consolidation of the Company with another Person or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation or entity.

Notwithstanding the foregoing, however, with respect to any Section 409A Award the term “Change in Control” will mean a change in the ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company, as defined under Treasury Regulation Section 1.409A-3(i)(5), as such definition may be modified by subsequent Treasury Regulations or other guidance.

(h)                “Code” means the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any Code section will be deemed to include any amendments or successor provisions to such section and any Treasury Regulations promulgated thereunder.

(i)                  “Committee” means the Compensation Committee of the Board or such other committee as the Board may appoint from time to time to administer the Plan.

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(j)                  “Common Stock” means the Company’s common stock, par value $0.001 per share.

(k)                “Company” means AbTech Holdings, Inc., a Nevada corporation, each of its Subsidiaries, and its successors. With respect to Incentive Stock Options, the “Company” includes any Parent.

(l)                  “Consultant” means a consultant or advisor to the Company or other independent contractor retained by the Company to provide consulting services.

(m)               “Deferred Compensation Plan” means any nonqualified deferred compensation plan of the Company that is currently in effect or subsequently adopted by the Company.

(n)                “Director” means a member of the Board.

(o)                Unless otherwise set forth in a written agreement between the Participant and the Company, “Disability” means (i) with respect to Incentive Stock Options, a Participant’s “permanent and total disability” within the meaning of Code Section 22(e)(3), and (ii) with respect to all other Awards, a Participant is “totally disabled” as determined by the Social Security Administration (or equivalent administrative body in a foreign jurisdiction).

(p)                “Dividend Equivalents” means an amount of cash equal to all dividends and other distributions (or the economic equivalent thereof) that are payable by the Company on one share of Common Stock to stockholders of record.

(q)                “Effective Date” means the date on which the Company’s stockholders approve the Plan pursuant to Section 20.

(r)                  “Employee” means any person who is an employee of the Company within the meaning of Code Section 3401(c) and the applicable interpretive authority thereunder.

(s)                 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(t)                  “Exercise Date” means the date on which a Participant exercises an Award.

(u)                “Exercise Price” means the price at which a Participant may exercise his or her right to receive cash or Common Stock, as applicable, under the terms of an Award.

(v)                “Fair Market Value” of a share of Common Stock on any date is (i) the closing sales price on that date(or if that date is not a business day, on the immediately preceding business day) of a share of Common Stock as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading; (ii) if shares of the Common Stock are not listed or traded on a securities exchange, the closing sales price on that date as quoted by the OTC Bulletin Board or the OTC Markets Group electronic interdealer quotation system, or (iii) if the price of a share of Common Stock is not so reported, the “fair market value” of a share of Common Stock as determined by the Committee in its absolute discretion; provided, however, that if the definition of Fair Market Value will impact whether an Award will be considered a Section 409A Award, the Committee will use a definition that will not make the Award a Section 409A Award.

(w)               “Grant Date” means the date an Award is granted to a Participant pursuant to the Plan as determined by the Committee.

(x)                “Incentive Stock Option” means an Option that is an “incentive stock option” within the meaning of Code Section 422 and that is identified as an Incentive Stock Option in the agreement by which it is evidenced.

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(y)                “Non-Qualified Performance Award” means an Award payable in cash or Common Stock upon achievement of certain Performance Goals established by the Committee that do not satisfy the requirements of Section 10(c).

(z)                 “Non-Qualified Stock Option” means an Option that is not an Incentive Stock Option and that is identified as a Non-Qualified Stock Option in the agreement by which it is evidenced, or an Option identified as an Incentive Stock Option that fails to satisfy the requirements of Code Section 422.

(aa)              “Option” means an option to purchase shares of Common Stock of the Company granted pursuant to Section 7. Each Option will be identified as either an Incentive Stock Option or a Non-Qualified Stock Option in the agreement by which it is evidenced, provided that in the absence of any such designation an Option will be treated as a Non-Qualified Stock Option.

(bb)             “Parent” means a “parent corporation” of the Company, whether now or hereafter existing, as defined in Code Section 424(e).

(cc)              “Participant” means an Employee, Consultant, or Director who is eligible to participate in the Plan and to whom an Award is granted pursuant to the Plan and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be, to the extent permitted herein.

(dd)             “Performance Award” means either a Qualified Performance Award or a Non-Qualified Performance Award granted pursuant to Section 10, which may be denominated either in dollars or in a number of shares of Common Stock.

(ee)              “Performance Goal” means one or more standards established by the Committee pursuant to Section 10 to determine, in whole or in part, whether a Performance Award will be earned.

(ff)               “Person” means a “person” as such term is used in Sections 13(d) and 14(d) of the Exchange Act and the rules and regulations in effect from time to time thereunder.

(gg)             “Plan” means this AbTech Holdings, Inc. 2018 Incentive Stock Plan, as such plan subsequently may be amended from time to time.

(hh)             “Qualified Domestic Relations Order” means a qualified domestic relations order as defined in Code Section 414(p), Section 206(d)(3) of Title I of the Employee Retirement Income Security Act, or in the rules and regulations as may be in effect from time to time thereunder.

(ii)                “Qualified Performance Award” means an Award payable in cash or Common Stock upon achievement of certain Performance Goals established by the Committee that satisfy the requirements of Section 10(c).

(jj)                “Restricted Stock” means a share of Common Stock that is granted pursuant to the terms of Section 8 and that is subject to the restrictions established by the Committee with respect to such share for so long as such restrictions continue to apply to such share.

(kk)             “Restricted Stock Unit” means the Company’s unfunded promise to pay one share of Common Stock or its cash equivalent that is granted pursuant to the terms of Section 8 and that is subject to the restrictions established by the Committee with respect to such unit for so long as such restrictions continue to apply to such unit.

(ll)                Unless otherwise set forth in a written agreement between the Participant and the Company, “Retirement” means termination of employment with the Company by a Participant at a time when the Participant is at least 60 years old and the sum of the Participant’s age and years of Service with the Company is at least 65.

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(mm)         “RSU” means a Restricted Stock Unit and “RSUs” means Restricted Stock Units.

(nn)             “SAR” means a Stock Appreciation right and “SARs” means Stock Appreciation Rights.

(oo)             “Section 409A Award” means an Award granted under the Plan that is subject to Code Section 409A because it both falls within the scope of Code Section 409A and does not satisfy an applicable exemption from Code Section 409A.

(pp)             “Securities Act” means the Securities Act of 1933, as amended from time to time.

(qq)             “Service” has the meaning set forth in Section 17(a).

(rr)               “Share Limit” has the meaning set forth in Section 5(a).

(ss)               “Stock Appreciation Right” means a right to receive a payment, in cash or Common Stock, equal to the excess of the Fair Market Value of one share of Common Stock on the Exercise Date over a specified Exercise Price, in each case as determined by the Committee subject to Section 9 .

(tt)                “Stock Settled SAR” has the meaning set forth in Section 9(b).

(uu)             “Subsidiary” or “Subsidiaries” mean any and all corporations or other entities in which, at the pertinent time, the Company owns, directly or indirectly, equity interests vested with more than 50% of the total combined voting power of all classes of stock of such entities within the meaning of Code Section 424(f).

(vv)             “Substitute Award” means an Award issued or made upon the assumption, substitution, conversion, adjustment, or replacement of outstanding awards under a plan or arrangement of an entity acquired by the Company in a merger or other acquisition.

(ww)          “Vesting Date” means the date established by the Committee on which an Award may vest.

(xx)             “Voluntary Termination” means the resignation or other voluntary termination of Service by a Participant other than in the case of Retirement.

3.                   Plan Administration.

(a)                 In General. The Plan will be administered by the Company’s Board. The Board, in its sole discretion, may delegate all or any portion of its authority and duties under the Plan to the Committee under such conditions and limitations as the Board may from time to time establish. The Board and/or any Committee that has been delegated the authority to administer the Plan will be referred to throughout this Plan as the “Committee.” Except as otherwise explicitly set forth in the Plan, the Committee will have the authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of the individuals to be granted Awards, the time or times of grant, the type of Awards, the number of shares of Common Stock subject to an Award, vesting conditions, and any and all other terms, conditions, restrictions and limitations, if any, of an Award. The Committee may authorize any one or more of its members or any officer of the Company to execute and deliver documents on behalf of the Committee.

(b)                Committee’s Authority and Discretion with Respect to the Plan. The Committee will have full authority and discretion (i) to administer, interpret, and construe the Plan and the terms of any Award issued under it, (ii) to establish, amend, and rescind any rules and regulations relating to the Plan, (iii) to determine, interpret, and construe the terms and provisions of any Award agreement made pursuant to the Plan, and (iv) to make all other determinations that may be necessary or advisable for the administration of the Plan and any Awards made under the Plan. In controlling and managing the operation and administration of the Plan, the Committee will take action in a manner that conforms to the Articles of Incorporation and Bylaws of the Company, as amended from time to time, and applicable law. Subject to (A) the limitations with respect to Incentive Stock Options under

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Code Section 422 and the Plan and (B) Section 3(c), the Committee may also (1) accelerate the date on which any Award becomes exercisable, or (2) accelerate the Vesting Date of any Award or waive or adjust any condition imposed under the Plan with respect to the vesting or exercisability of an Award, provided that the Committee, in good faith, determines that such acceleration, waiver or other adjustment is necessary or desirable in light of extraordinary and/or non-recurring circumstances, and (3) amend the Plan as set forth in Section 18. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or in any Award in the manner and to the extent the Committee deems necessary or desirable to further the Plan purposes. All decisions made by the Committee in connection with the interpretation and administration of the Plan or with respect to any Awards made under the Plan and related orders and resolutions will be final, conclusive, and binding on all Persons. Notwithstanding the foregoing, if an Award is not a Section 409A Award, the Committee may not change the Award in any manner that would make the Award a Section 409A Award without the express written approval of the Participant.

(c)                 No Repricing Without Stockholder Approval. Notwithstanding any other provision of the Plan to the contrary, no Award outstanding under the Plan may be repriced, regranted through cancellation, or otherwise amended to reduce the Exercise Price applicable thereto (other than with respect to adjustments made in connection with a Change in Control or other change in the Company’s capitalization) without the approval of the stockholders of the Company. Stockholder approval will be evidenced by the affirmative vote of the holders of the majority of the shares of the Company’s capital stock present in person or by proxy and voting at the meeting. For purposes of the Plan, “repricing” will include (i) amendments or adjustments to Awards that reduce the Exercise Price of such Awards, (ii) situations in which new Awards are issued to a Participant in place of cancelled Awards with a higher Exercise Price, and (iii) any other amendment, adjustment, cancellation or replacement grant or other means of repricing an outstanding Award, including a buyout for a payment of cash or cash equivalents.

(d)                Section 162(m) of the Code. Throughout this Plan, certain references are made to Section 162(m) of the Code. Such provisions will only apply where Section 162(m) of the Code is applicable to the Company. With regard to Awards granted to “Covered Employees” (as that term is defined in Section 162(m) of the Code) that are intended to qualify as “performance-based compensation” for purposes of Section 162(m) of the Code, (1) the Committee that makes such grants must consist of two or more Directors, each of whom is an “outside director” within the meaning of the definition of such term as contained in Treasury Regulation Section 1.162-27(e)(3), or any successor definition adopted under Section 162(m) of the Code, and (ii) the Plan will, for all purposes, be interpreted and construed with respect to such Awards in the manner that would result in such interpretation or construction satisfying the exemptions available under Section 162(m) of the Code.

(e)                 Other Plans. Subject to Section 3(c), the Committee also will have authority to grant Awards as an alternative to, as a replacement of, or as the form of payment for awards granted or rights earned or due under the Plan or other compensation plans or arrangements of the Company, including Substitute Awards granted with respect to an equity compensation plan of any entity acquired by the Company. Notwithstanding the foregoing, if the grant or right to be substituted is not a Section 409A Award, the Committee may not grant a Substitute Award that would be a Section 409A Award without the express written consent of the Participant. Furthermore, if the grant or right to be substituted is a Section 409A Award, the Committee may not grant a Substitute Award if the grant would cause the Section 409A Award or the Substitute Award to not be in compliance with Section 409A.

(f)                  Limitation of Liability. No member of the Committee nor any Person to whom the Committee delegates authority pursuant to Section 3(a) will be liable for any action, omission or determination relating to the Plan, and the Company will indemnify and hold harmless each member of the Committee and each other Person to whom any duty or power relating to the administration or interpretation of the Plan has been delegated from and against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission or determination relating to the Plan unless, in either case, such action, omission or determination was taken or made by such Committee member or other Person in bad faith and without reasonable belief that it was in the best interests of the Company.

4.                   Eligibility. The Persons who will be eligible to receive Awards pursuant to the Plan will be (a) any Employee that the Committee, in its absolute discretion, selects from time to time (including officers of the

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Company, whether or not they are Directors), (a) any Consultant that the Committee, in its absolute discretion, selects from time to time, and (c) any Director that the Committee, in its absolute discretion, selects from time to time; provided, however, that Incentive Stock Options may only be granted to Employees. An Award may be granted to a proposed Employee, Consultant, or Director prior to the date the proposed Employee, Consultant, or Director first performs services for the Company, provided that the grant of such Awards may not become effective prior to the date the proposed Employee, Consultant, or Director first performs such services. Subject to the foregoing, the Committee, in its discretion, may grant any Award permitted under the provisions of the Plan to any eligible Person and may grant more than one Award to any eligible Person.

5.                   Shares Subject to the Plan.

(a)                 Number and Source. The shares offered under the Plan will be shares of Common Stock and may be unissued shares or shares now held or subsequently acquired by the Company as treasury shares, as the Committee from time to time may determine. Subject to adjustment as provided in Section 19, the aggregate number of shares of Common Stock for which Awards, including Options that are intended to be Incentive Stock Options, may be granted during the term of the Plan, will not exceed an absolute maximum of Two Million (2,000,000) shares of Common Stock (the “Share Limit”). Notwithstanding any contrary provision of this Plan, the aggregate number of shares of Common Stock for which Awards, including Options that are intended to be Incentive Stock Options, may be granted during any calendar year of the Company will not exceed fifteen percent (15%) of the number of issued and outstanding shares of Common Stock as of the last day of the immediately preceding calendar year.

(b)                Determination of Shares Remaining Available Under the Share Limit. Any shares of Common Stock that are subject to Awards will be counted against the Share Limit as one share for every one share granted, regardless of the number of shares of Common Stock actually issued upon the exercise or vesting of an Award. Shares will be counted against or added back to the Share Limit as follows:

(i)                        Any shares subject to an Award granted under the Plan that are not delivered because the Award expires unexercised or is forfeited, terminated, canceled, or exchanged for Awards that do not involve Common Stock, or any shares of Common Stock that are not delivered because the Award (other than an SAR) is settled in cash, will not be deemed to have been delivered for purposes of determining the Share Limit. Instead, such shares will immediately be added back to the Share Limit and will be available for future Awards at the rate of one share for every one share granted. Notwithstanding the foregoing, however, in the case of SARs, the number of shares underlying the SARs (and not just the shares actually issued upon exercise of the SARs) will be counted against the Share Limit if and to the extent they are settled in shares of Common Stock.

(ii)                        If the Committee permits or requires conversion of Dividend Equivalents into RSUs pursuant to Section 11, the RSUs arising from such a conversion of Dividend Equivalents at the election of the Participant will not count against the Share Limit, while RSUs arising from a conversion of Dividend Equivalents that is required by the Committee will count against the Share Limit. The grant of a Cash Award will not reduce or be counted against the Share Limit. The payment of cash dividends and Dividend Equivalents paid in cash in conjunction with outstanding Awards will not reduce or be counted against the Share Limit. Shares of Common Stock delivered under the Plan as a Substitute Award or in settlement of a Substitute Award will not reduce or be counted against the Share Limit to the extent that the rules and regulations of any stock exchange or other trading market on which the Common Stock is listed or traded provide an exemption from stockholder approval for assumption, substitution, conversion, adjustment, or replacement of outstanding awards in connection with mergers, acquisitions, or other corporate combinations.

(iii)                        The Committee may from time to time adopt and observe such rules and procedures concerning the counting of shares against the Share Limit or any sublimit as it may deem appropriate, including rules more restrictive than those set forth above to the extent necessary to satisfy the requirements of any national stock exchange or other trading market on which the Common Stock is listed or traded or any applicable regulatory requirement.

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6.                   Terms of Awards.

(a)                 Types of Awards. Awards granted under the Plan may include, but are not limited to, the types of Awards described in Sections 7 through 13. Such Awards may be granted either alone, in addition to, or in tandem with any other types of Award granted under the Plan.

(b)                Limit on Number of Awards. Notwithstanding any other provision of this Plan to the contrary, the aggregate number of shares of Common Stock that may be covered by Awards, other than Substitute Awards, granted to any individual Employee, Consultant or Director in any calendar year pursuant to the Plan will not exceed either, or some combination of, the following limitations: (A) Five Hundred Thousand (500,000) shares in the case of Options and SARs; or (B) Fifty Thousand (50,000) shares in the case of Restricted Stock, RSUs (including Restricted Stock and RSUs granted subject to the terms and conditions contained in Section 10), and Performance Awards denominated in shares of Common Stock.

(c)                 Vesting. Except for Options or SARs issued as Substitute Awards, each Option or SAR will be subject to a minimum vesting period of not less than one year from the Grant Date of such Option or SAR. Except as provided in the following sentence, Awards other than Options or SARs will be subject to a minimum vesting period of not less than three years from the Grant Date for such Awards, provided that such Awards may vest ratably over the vesting period as determined by the Committee at the time of grant. Notwithstanding the foregoing, (i) Awards consisting of shares of Restricted Stock or RSUs granted to Employees or Consultants always will be earned based on the attainment of performance criteria and may or may not also be subject to time-based vesting, as determined by the Committee at the time of grant, (ii) Performance Awards will not be subject to time-based vesting after the satisfaction of the relevant performance criteria unless the Committee determines otherwise on the Grant Date of such Awards, (iii) Awards granted in lieu of or in exchange for cash compensation or other outstanding Awards that are fully vested or otherwise earned by the Participant will be subject to such vesting period, if any, as the Committee determines on the Grant Date of such new Awards, and (iv) the provisions of this Section 6(c) will be subject to the provisions of Section 17.

(d)                Individual Award Agreements. Each Award must be evidenced by a written agreement between the Company and the Participant in such form and content as the Committee from time to time may approve, which agreements will substantially comply with and be subject to the terms of the Plan. Such individual agreements (i) may contain such provisions or conditions as the Committee deems necessary or appropriate to effectuate the sense and purpose of the Plan and (ii) may be amended from time to time in accordance with the terms thereof. Such agreements also may include provisions with respect to the automatic forfeiture of vested or unvested Awards and/or realized or unrealized gain, appreciation, profits, or value with respect to such Awards if the Participant breaches or violates any affirmative or restrictive covenant or provision in the Award agreement or any other agreement between the Participant and the Company or any Parent or Subsidiary, and such forfeiture provisions will be binding upon the Participant as a condition to the grant of such Awards.

(e)                 Payment; Deferral. Awards granted under the Plan may be settled through exercise, as set forth in Section 14, cash payments, the delivery of Common Stock (valued at Fair Market Value), through the granting of replacement Awards, or through combinations thereof as the Committee may determine. The Committee may permit or require the deferral of any Award payment, subject to the terms of the applicable Deferred Compensation Plan and to such rules and procedures as the Committee may establish, which may include provisions for the payment or crediting of interest or Dividend Equivalents, including converting such credits to deferred Awards, but only in a manner that is either exempt from or that satisfies the requirements of Section 409A. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions, and contingencies as the Committee may determine. A Participant’s deferral election must be made in accordance with the terms of the Deferred Compensation Plan. When the deferral occurs, the deferred Award(s) will be transferred into or credited to a deferred compensation account established under the Deferred Compensation Plan and will be subject to the terms of the Deferred Compensation Plan. Any and all deferrals made pursuant to this provision, to the extent subject to Section 409A, must be made in a manner that satisfies the requirements of Section 409A.

7.                   Options. The Committee may grant Options designated as Incentive Stock Options or as Non-Qualified Stock Options. In the absence of any such designation, however, an Option will be treated as a Non-Qualified Stock Option. A Participant and the Committee can agree at any time to convert an Incentive Stock Option to a Non-Qualified Stock Option.

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(a)                 Limitations on Grants of Incentive Stock Options. No Option that is intended to be an Incentive Stock Option will be invalid for failure to qualify as an Incentive Stock Option under Code Section 422, but will be treated as a Non-Qualified Stock Option. Options that are granted to a particular individual and that are intended to be Incentive Stock Options will be treated as Non-Qualified Stock Options to the extent that the aggregate Fair Market Value of the Common Stock issuable upon exercise of such Options plus all other Incentive Stock Options held by such individual (whether granted under the Plan or any other plans of the Company) that become exercisable for the first time during any calendar year exceeds $100,000 (or such corresponding amount as may be set by the Code). Such Fair Market Value will be determined as of the Grant Date of each such Incentive Stock Option.

(b)                Exercise Price of Options. The Exercise Price of a particular Option will be determined by the Committee on the Grant Date; provided, however, that the Exercise Price may not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date (110% of the Fair Market Value in the case of Incentive Stock Options that are granted to a stockholder who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company on the Grant Date).

(c)                 Term of Options. The Committee will set the term of each Option, provided, however, that except as set forth in Section 17(b), no Option may be exercisable more than 10 years after the Grant Date (five years in the case of Incentive Stock Options that are granted to a stockholder who owns or is deemed to own stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company on the Grant Date); and provided, further, that each Option will be subject to earlier termination, expiration or cancellation as provided in the Plan or in the Option agreement.

8.                   Restricted Stock and Restricted Stock Units. The Committee may grant Awards consisting of shares of Restricted Stock or denominated in Restricted Stock Units in such amounts and for such consideration as the Committee may determine in its discretion. Such Awards may be subject to (a) forfeiture of such shares or RSUs upon termination of Service during the applicable restriction period, (b) restrictions on transferability (which may be in addition to or in lieu of those specified in Section 15), (c) limitations on the right to vote such shares, (d) limitations on the right to receive dividends with respect to such shares, (e) attainment of certain Performance Goals, such as those described in Section 10, and (f) such other conditions, limitations, and restrictions as determined by the Committee, in its discretion, and as set forth in the instrument evidencing the Award. Certificates representing shares of Restricted Stock or shares of Common Stock issued upon vesting of RSUs will bear an appropriate legend and may be held subject to escrow and such other conditions as determined by the Committee until such time as all applicable restrictions lapse.

9.                   Stock Appreciation Rights. The Committee may grant SARs pursuant to the Plan, either in tandem with another Award granted under the Plan or independent of any other Award grant. Each grant of SARs will be evidenced by an agreement in such form as the Committee may from time to time approve. The Committee may establish a maximum appreciation value payable for SARs and such other terms and conditions for such SARs as the Committee may determine in its discretion. The Exercise Price of an SAR may not be less than 100% of the Fair Market Value of the Common Stock on the Grant Date. The holder of an SAR granted in tandem with an Option may elect to exercise either the Option or the SAR, but not both. Except as set forth in Section 17(b), the exercise period for an SAR will extend no more than 10 years after the Grant Date. In addition, each grant of SARs will comply with and be subject to the following terms and conditions:

(a)                 Vesting Date and Conditions to Vesting. Subject to Section 6(c), upon the grant of SARs the Committee may (i) establish a Vesting Date or Vesting Dates and expiration dates with respect to such rights, (ii) divide such rights into classes and assign a different Vesting Date for each class, and (iii) impose such restrictions or conditions, not inconsistent with the provisions herein, with respect to the vesting of such rights as the Committee, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of SARs, that the Participant or the Company achieve certain performance criteria, such criteria to be specified by the Committee on the Grant Date of such rights. Provided that all conditions to the vesting of the SARs are satisfied, and except as provided in Section 17, upon the occurrence of the Vesting Date with respect to such SARs, such rights will vest and the Participant will be entitled to exercise such rights prior to their termination or expiration.

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(b)                Benefit Upon Exercise of Stock Appreciation Rights. On the Grant Date of each SAR, the Committee, in its sole discretion, will determine whether such SAR is a Cash Settled SAR, a Stock Settled SAR, or if the Participant to whom the SAR is granted will have the right to determine, at the time of exercise, whether the SAR will be settled in cash or shares of Common Stock. The agreement evidencing the SAR will specify whether the SAR is a Cash Settled SAR, a Stock Settled SAR, or (in the sole discretion of the Committee) whether the Participant to whom the SAR is granted will have the right to determine, at the time of exercise, whether the SAR will be settled in cash or shares of Common Stock. Upon the exercise of a vested “Cash Settled SAR,” the Company will pay to the Participant a lump sum amount of cash equal to the difference between (i) the Fair Market Value of one share of Common Stock of the Company on the Exercise Date, over (ii) the Exercise Price of the SAR. Upon the exercise of a vested “Stock Settled SAR,” the Company will deliver to the Participant shares of the Company’s Common Stock having a Fair Market Value as of the Exercise Date equal to the difference between (A) the Fair Market Value of one share of Common Stock of the Company on the Exercise Date, over (B) the Exercise Price of the SAR. The Company will deliver such cash payment or shares of common stock, as the case may be, within 90 days of the Exercise Date for the SAR.

10.                Performance Awards. The Committee may grant Performance Awards pursuant to the Plan. Each grant of Performance Awards will be evidenced by an agreement in such form as the Committee may from time to time approve. Each grant of Performance Awards will comply with and be subject to the following terms and conditions:

(a)                 Performance Period and Amount of Performance Award. With respect to each grant of a Performance Award, the Committee will establish a performance period over which the performance of the Company and/or of the applicable Participant will be measured, provided that no performance period will be shorter than one year. In determining the amount of the Performance Award to be granted to a particular Participant, the Committee may take into account such factors as the Participant’s responsibility level and growth potential, the amount of other Awards granted to or received by such Participant, and such other considerations as the Committee deems appropriate; provided, however, the maximum value that can be granted as a Performance Award to any one individual during any calendar year will be limited to the amount set forth in Section 6(b).

(b)                Non-Qualified Performance Awards and Qualified Performance Awards. Non-Qualified Performance Awards, which are not intended to qualify as qualified performance-based compensation under Code Section 162(m), will be based on achievement of such goals and subject to such terms, conditions, and restrictions as the Committee determines. Qualified Performance Awards, which are intended to qualify as qualified performance-based compensation under Code Section 162(m), will be paid, vested or otherwise deliverable solely on account of the attainment of one or more pre-established, objective Performance Goals established by the Committee as set forth in Section 10(c).

(c)                 Performance Goals. A Qualified Performance Award will be paid solely on the attainment of certain pre-established, objective performance goals (within the meaning of Code Section 162(m)). Such Performance Goals will be based on any one or any combination of the following business criteria, as determined by the Committee:

•	total or net revenue;
•	revenue growth;
•	operating margin;
•	profit margin;
•	earnings before interest and taxes;
•	earnings before interest, taxes, depreciation and amortization;
•	operating income;
•	net operating income after tax;
•	pre-tax or after-tax income;
•	cash flow;
•	cash flow per share;
•	net earnings;
•	earnings per share;
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•	profit growth;
•	return on equity;
•	return on invested capital;
•	return on capital employed;
•	return on assets;
•	economic value added (or an equivalent metric);
•	share price performance;
•	market capitalization;
•	debt-to-capital ratio;
•	other earnings criteria or profit-related return ratios;
•	successful acquisitions of other companies or assets;
•	successful dispositions of Subsidiaries, divisions or departments of the Company or any of its Subsidiaries;
•	successful financing efforts;
•	total stockholder return;
•	market share;
•	improvement in or attainment of expense levels;
•	improvement in or attainment of working capital levels;
•	cost reduction;
•	debt reduction;
•	customer service; or
•	customer satisfaction.

Such Performance Goals may be (i) stated in absolute terms or expressed in terms of dollar amounts, percentages, on a per-share basis, or on such other basis or in such other manner as determined by the Committee, (ii) based on one or more business criteria that apply to the Participant, one or more Subsidiaries, business units or divisions of the Company, or the Company as a whole, (iii) relative to other companies or specified indices, (iv) achieved during a period of time, or (v) as otherwise determined by the Committee. Unless otherwise stated, a Performance Goal need not be based upon an increase or positive result under a particular business criterion and could include, for example, maintaining the status quo or limiting economic losses (measured, in each case, by reference to specific business criteria). In measuring a Performance Goal, the Committee may exclude certain extraordinary, unusual or non-recurring items, provided that such exclusions are stated by the Committee at the time the Performance Goals are determined. In interpreting Plan provisions applicable to Qualified Performance Awards, it is the intent of the Plan to conform with the standards of Code Section 162(m) and Treasury Regulation Section 1.162-27(e) with respect to grants to those Participants whose compensation is, or is likely to be, subject to Code Section 162(m), and the Committee in establishing such goals and interpreting the Plan will be guided by such provisions. The Committee will establish, in writing, the applicable Performance Goal(s) and the specific targets related to such goal(s) prior to the earlier to occur of (A) 90 days after the commencement of the period of service to which the Performance Goal relates and (B) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome is substantially uncertain within the meaning of Code Section 162(m), subject to adjustment by the Committee as it deems appropriate to reflect significant unforeseen events or changes. A Performance Goal is objective if a third party having knowledge of the relevant facts could determine whether the goal is met.

(d)                Payment. Upon the expiration of the performance period relating to a Performance Award granted to a Participant, such Participant will be entitled to receive payment of an amount not exceeding the maximum value of the Performance Award, based on the achievement of the Performance Goals for such performance period, as determined by the Committee. The Committee may, within its sole discretion, pay a Performance Award under any one or more of the Performance Goals established by the Committee with respect to such Performance Award, or may exercise its negative discretion to reduce or eliminate the amount of any Performance Award that would otherwise be payable to a Participant. The Committee will certify in writing prior to the payment of a Performance Award that the applicable Performance Goals and any other material terms of the grant have been satisfied. Subject to Sections 5 and 6(b), payment of a Performance Award may be made in cash, shares of Common Stock, other Awards, other property, or a combination thereof, as determined by the Committee.

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Payment will be made in a lump sum or in installments as prescribed by the Committee; provided, however, that if the terms of the Performance Award (including payment terms) make the Performance Award subject to Code Section 409A, the Performance Award will be a Section 409A Award and will be established in such a manner as to comply with the applicable requirements of Code Section 409A.

11.                Dividends and Dividend Equivalents. The Committee may grant, as a separate Award or at the time of granting any other Award granted under the Plan (other than Options or SARs), Awards that entitle the Participant to receive dividends or Dividend Equivalents with respect to all or a portion of the number of shares of Common Stock subject to such Award, in each case subject to such terms as the Committee may establish in its discretion and as set forth in the instrument evidencing the Award. Dividends or Dividend Equivalents may accrue interest and the instrument evidencing the Award will specify whether dividends or Dividend Equivalents will be (a) paid currently, (b) paid at a later, specified date (such as if, and when, and to the extent such related Award, if any, is paid), (c) deferrable by the Participant under and subject to the terms of an applicable Deferred Compensation Plan, (d) subject to the same vesting as the Award to which the dividends or Dividend Equivalents relate, if applicable, and/or (e) deemed to have been reinvested in shares of Common Stock or otherwise reinvested. Where Dividend Equivalents are deferred or subject to vesting, the Committee may permit, or require, the conversion of Dividend Equivalents into RSUs. If the terms of the grant of dividends or Dividend Equivalents makes that grant subject to Code Section 409A (even if the underlying Award is not subject to Code Section 409A), the grant will be a Section 409A Award and will be established in such a manner as to comply with the applicable requirements of Code Section 409A.

12.                Cash Awards. The Committee may, in its absolute discretion, grant Cash Awards in such amounts as it may determine from time to time. A Cash Award may be granted (a) as a separate Award, (b) in connection with the grant, issuance, vesting, exercise, or payment of another Award under the Plan or at any time thereafter, or (c) on or after the date on which the Participant is required to recognize income for federal income tax purposes in connection with the grant, issuance, vesting, exercise, or payment of another Award under the Plan. Cash Awards will be subject to such terms, conditions, and limitations as the Committee may determine on the Grant Date of such Cash Award. Cash Awards intended to qualify as performance-based compensation under Code Section 162(m) will be subject to the same terms and conditions as in the case of the Qualified Performance Awards described in Section 10.

13.                Other Stock-Based Awards. The Committee may grant such other Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock as may be deemed by the Committee to be consistent with the purposes of the Plan. Such other Awards may include, without limitation, (a)convertible or exchangeable debt or equity securities, (b) other rights convertible or exchangeable into shares of Common Stock, and (c) Awards valued by reference to the value of shares of Common Stock or the value of securities of or the performance of specified Subsidiaries of the Company.

14.                Award Exercise.

(a)                 Precondition to Stock Issuance. Awards will be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. No shares of Common Stock will be delivered pursuant to the exercise of any Award, in whole or in part, until the Company receives payment in full of the Exercise Price, if any, as provided in Section 14(c). No Participant or any legal representative, legatee or distributee will be or be deemed to be a holder of any shares of Common Stock subject to such Award unless and until such Award is exercised, the full Exercise Price is paid, and such shares are issued.

(b)                No Vesting or Exercise of Fractional Amounts. With respect to any Award that vests or is exercised in a manner that would result in fractional shares of Common Stock being issued, any fractional share that would be one-half of one share or greater will be rounded up to a full share, and any fractional share that would be less than one-half of one share will not be vested or issued unless and until the last increment of such Award becomes vested. No Award may at any time be exercised with respect to a fractional share. Instead the Company will pay to the holder of such Award cash in an amount equal to the Fair Market Value of such fractional share on the Exercise Date.

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(c)                 Form of Payment. A Participant may exercise an Award using as the form of payment such means as the Committee may, from time to time, approve, whether in the agreement evidencing the Award or otherwise.

(d)                Form and Time of Exercises. Except as otherwise (i) set forth in the Plan, (ii) determined by the Committee, or (iii) set forth in the agreement or other documents evidencing the Award, each exercise required or permitted to be made by any Participant or other Person entitled to benefits under the Plan, and any permitted modification or revocation thereof, must be in writing delivered to the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, and any other agreement, as the Committee may require.

15.                Transferability. Awards may be assigned or transferred only as permitted pursuant to this Section 15. No Award may be assigned or transferred for value or in violation of any stock ownership or stock retention guidelines or policies adopted by the Company from time to time.

(a)                 Restrictions on Transfer. Except as specifically allowed by the Committee, any Incentive Stock Option granted under the Plan will, during the Participant’s lifetime, be exercisable only by such Participant and will not be assignable or transferable by such Participant other than by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order. Except as specifically allowed by the Committee, any Non-Qualified Stock Option and any other Award granted under the Plan and any of the rights and privileges conferred thereby will not be assignable or transferable by the Participant other than (i) pursuant to Section 15(b), or (ii) by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order, and such Award will be exercisable during the Participant’s lifetime only by the Participant.

(b)                Permitted Transfers. Awards other than Incentive Stock Options may be assigned to (i) a child, stepchild, grandchild, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, (ii) any Person sharing the Participant’s household (other than a tenant or employee), (iii) a trust in which the Participant or the Persons described in (i) or (ii) hold more than 50% of the beneficial interest, or (iv) a private foundation in which the Participant or the Persons described in (i) or (ii) own more than 50% of the voting interests. A transfer to any entity in which more than 50% of the voting interests are owned by the Participant or the Persons described in (i) or (ii) in exchange for an interest in that entity will not constitute a transfer for value.

(c)                 Transfers Upon Death. Upon the death of a Participant, outstanding Awards held by such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any Person(s) who will have acquired such right to exercise by will or by the laws of descent and distribution or by assignment or transfer from the Participant as contemplated by Section 15(b) above. No transfer by will or the laws of descent and distribution, or as contemplated by Section 15(b) above, of any Award, or the right to exercise any Award, will be effective to bind the Company unless the Committee has been furnished with (i) written notice thereof and with a copy of the will, assignment, or transfer document and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (ii) an agreement by the transferee to comply with all the terms and conditions of the Award that are or would have been applicable to the Participant and to be bound by the acknowledgments made by the Participant in connection with the grant of the Award.

16.                Withholding Taxes; Other Deductions. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any Awards, cash, shares of Common Stock, or other benefits under the Plan upon satisfaction of the applicable withholding obligations. The Company will have the right to deduct from any grant, issuance, vesting, exercise, or payment of an Award under the Plan (a) an amount of cash or shares of Common Stock having a value sufficient to cover withholding as required by law for any federal, state or local taxes, and (b) any other amounts due from the Participant to the Company or to any Parent or Subsidiary of the Company, or to take such other action as may be necessary to satisfy any such withholding or other obligations, including withholding from any other cash amounts due or to become due from the Company to such Participant an amount equal to such taxes or obligations. The Committee, in its discretion, also may permit the Participant to deliver to the Company, at the time of grant, issuance, vesting, exercise, or payment of an Award, one or more shares of Common Stock owned by such Participant and having an aggregate Fair Market Value (as of the date of such grant, issuance, vesting, exercise, or payment, as the case may

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be) up to or equal to (but not in excess of) the amount of the taxes incurred in connection with such grant, issuance, vesting, exercise, or payment, as the case may be.

17.                Termination of Service.

(a)                 Definition of “Service.” For purposes of the Plan, unless otherwise (i) determined by the Committee, (ii) set forth in the agreement or other documents evidencing the Award, or (iii) set forth in a written agreement between the Participant and the Company, a Participant will be deemed to be in “Service” to the Company so long as such individual renders continuous service on a periodic basis to the Company (or to any Parent or Subsidiary of the Company) in the capacity of an Employee, Consultant, Director, or other advisor. A Participant will be considered to be (A) an Employee for so long as such individual remains in the employ of the Company or any Parent or Subsidiary of the Company and (B) a Consultant for so long as such individual provides services to the Company or any Parent or Subsidiary of the Company. Except as otherwise (1) determined by the Committee, (2) set forth in the agreement or other documents evidencing the Award, or (3) set forth in a written agreement between the Participant and the Company, a Participant’s Service with the Company will be deemed terminated if the Participant’s leave of absence (including military or other bona fide leave of absence) extends for more than 90 days and the Participant’s continued Service with the Company is not guaranteed by contract or statute; provided that whether an authorized leave of absence, or absence in military or government service, constitutes termination of Service will be determined by the Committee in its absolute discretion.

(b)                Treatment of Awards Upon Termination of Service. Except as otherwise (i) determined by the Committee, (ii) set forth in the agreement or other documents evidencing the Award, or (iii) set forth in a written agreement between the Participant and the Company:

(i)                        Termination of Service by the Company Without Cause. Except as set forth in Section 17(c), if the Participant’s Service with the Company is terminated by the Company without Cause, then (A) all Options and SARs held by such Participant will continue to vest for a period of 90 days after such termination and, to the extent vested, all Options and SARs held by such Participant will remain exercisable until the expiration of the longer of (1) 90 days after such termination, or (2) 30 days following the end of any blackout period to which the Participant may be subject, on which date they will expire, provided, however, that no Option or SAR will be exercisable after the expiration of its term; (B) all unvested Awards other than Options, SARs, and Performance Awards held by such Participant will continue to vest for a period of 90 days after such termination, on which date the unvested portion of such Awards will be forfeited; and (C) all unvested Performance Awards will be forfeited as of the commencement of business on the date of the Participant’s termination of Service.

(ii)                        Termination of Service for Cause. In the event of the termination of a Participant’s Service for Cause, all outstanding Awards held by such Participant will immediately expire and be forfeited as of the commencement of business on the date of such termination.

(iii)                        Termination of Service Upon Disability or Death. If the Participant’s Service with the Company is terminated as the result of the Participant’s Disability or death, (A) all unvested Options and SARs held by such Participant will become fully and immediately exercisable and will remain exercisable until the expiration of one year after such termination, on which date they will expire, provided, however, that no Option or SAR will be exercisable after the expiration of its term; (B) all Restricted Stock and RSUs held by such Participant will become fully and immediately vested; (C) fifty percent (50%) of all outstanding Performance Awards held by such Participant on the date of such termination will be deemed to be earned and the target performance goals for the relevant performance period(s) with respect to such Performance Awards will be deemed to have been attained; and (D) all other Awards held by such Participant will immediately be forfeited as of the commencement of business on the date of such termination.

(iv)                        Termination of Service Upon Retirement. If the Participant’s Service with the Company is terminated as a result of the Participant’s Retirement, then (A) all unvested Options and SARs held by such Participant will continue to vest and, to the extent vested, all Options and SARs held by such Participant will remain exercisable for a period of one year after such termination, on which date they will expire, provided, however, that no Option or SAR will be exercisable after the expiration of its term; (B) all unvested Awards other than Options, SARs, or Performance Awards held by such Participant will continue to vest for a period of one year

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after such termination, on which date the unvested portion of such Awards will be forfeited; and (C) all unvested Performance Awards will be forfeited as of the commencement of business on the date of the Participant’s termination of Service.

(v)                        Voluntary Termination of Service. If the Participant’s Service with the Company is terminated as a result of the Participant’s Voluntary Termination, then (A) all Options and SARS held by such Participant, to the extent they were vested and exercisable at the time of such termination, will remain exercisable until the expiration of the longer of (1) 90 days after such termination, or (2) 30 days following the end of any blackout period to which the Participant may be subject, on which date they will expire, provided, however, that no Option or SAR will be exercisable after the expiration of its term; and (B) all unvested Awards will be forfeited as of the commencement of business on the date of the Participant’s termination of Service.

(c)                 Change in Control. Except as otherwise determined by the Committee, in the event of a Change in Control the Acquiror will either assume the Company’s rights and obligations under all then-outstanding Awards and/or substitute for all then-outstanding Awards substantially equivalent awards for the Acquiror’s securities. In connection with a Change in Control, the following provisions will apply:

(i)                        Acquiror Assumes the Company’s Rights and Obligations and/or Substitutes Substantially Equivalent Awards. Except as otherwise (A) determined by the Committee, (B) set forth in the agreement or other documents evidencing the Award, or (C) set forth in a written agreement between the Participant and the Company, to the extent that the Acquiror either assumes the Company’s rights and obligations under outstanding Awards when the Change in Control is consummated and/or substitutes for outstanding Awards substantially equivalent Awards for the Acquiror’s securities when the Change in Control is consummated, such assumed or substituted Awards will remain in full force and effect and will continue to vest as though the Change in Control did not occur. In such a case, if a Participant’s Service with the Company is terminated by the Acquiror without Cause within one year after the occurrence of a Change in Control, then (A) all unvested Options and SARs held by the Participant as of the date of termination will become vested and fully and immediately exercisable and will remain exercisable until the expiration of the longer of (x) 90 days after such termination, or (y) 30 days following the end of any blackout period to which the Participant may be subject, on which date they will expire, provided, however, that no Option or SAR will be exercisable after the expiration of its term, (B) all Restricted Stock and RSUs held by such Participant will become fully and immediately vested; (C) one hundred percent (100%) of all outstanding Performance Awards held by such Participant on the date of such termination will be deemed to be earned and the target performance goals for the relevant performance period(s) with respect to such Performance Awards will be deemed to have been attained; and (D) all other Awards held by such Participant will become fully and immediately vested.

(ii)                        Acquiror Does Not Assume the Company’s Rights and Obligations and/or Substitute Substantially Equivalent Awards. Except as otherwise (A) determined by the Committee, (B) set forth in the agreement or other documents evidencing the Award, or (C) set forth in a written agreement between the Participant and the Company, in the event the Acquiror does not assume some or all of the Awards outstanding when the Change in Control is consummated and/or substitute substantially equivalent Awards for the Acquiror’s securities for some or all of the Awards outstanding when the Change of Control is consummated, the Committee may, in its discretion, provide that all or any of the unexercisable, unvested, and/or unearned portion of such Awards will be immediately vested, exercisable, and/or deemed to be earned in full or in part immediately prior to consummation of the Change of Control. The vesting, exercise, and/or deemed earning of Awards that is permissible solely by reason of this Section 17(c)(ii) will be conditioned upon the consummation of the Change of Control. Unless otherwise provided by the Committee, any Awards that are neither (i) assumed by or substituted for by the Acquiror in connection with the Change of Control nor (ii) vested, exercised, and/or deemed earned in connection with the consummation of the Change of Control will terminate and cease to be outstanding effective as of the consummation of the Change of Control.

(d)                Limitations with Respect to Incentive Stock Options. Notwithstanding any other provision of this Plan to the contrary, the period during which any Options that are intended to be Incentive Stock Options may remain exercisable following the termination of a Participant’s employment with the Company will not exceed the maximum period of time that such Options may remain exercisable pursuant to Code Section 422.

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(e)                 Definitions. For purposes of this Section 17, the term “year” means 365 calendar days beginning with the calendar day on which the relevant event occurs.

18.                Plan Amendment and Termination; Bifurcation of the Plan. The Committee may amend, change, make additions to, or suspend or terminate the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided that the Committee may not, without the consent of the affected Participant, take any action that disqualifies any Incentive Stock Option previously granted under the Plan for treatment as an Incentive Stock Option or that adversely affects or impairs the rights of any Award outstanding under the Plan; and provided further that, to the extent that stockholder approval of an amendment to the Plan is required by applicable law or the requirements of any securities exchange or trading market on which the Common Stock is listed or traded, such amendment will not be effective prior to approval by the Company’s stockholders. Notwithstanding any provision of this Plan to the contrary, (a) the Committee, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants, and (b) no amendment or termination of the Plan will, with respect to any Section 409A Award, be done in a manner that would violate the requirements of Code Section 409A. Furthermore, although the Committee may not take any actions that would violate applicable laws of any jurisdiction, the Committee will have the right to take all necessary actions in order to comply with laws, regulations, and requirements of any jurisdiction having authority over Awards granted pursuant to the Plan including, without limitation, (i) the right to establish separate sub-plans or programs to provide for the grant of Awards to eligible Persons in international jurisdictions, (ii) the right to tailor such sub-plans in a manner that, as the Committee determines necessary and advisable, will comply with local laws, regulations, and requirements or maximize the efficiency of the Plan in light of local tax or accounting considerations, and (iii) the right to take any action required, either before or after the grant of an Award, to comply with any applicable local government regulatory exemptions or approvals.

19.                Adjustment of Awards Upon the Occurrence of Certain Events.

(a)                 Adjustment of Shares Available. If as a result of any increase or decrease in the number of issued shares of Common Stock resulting from the payment of any stock dividend or from any stock split, reverse stock split, split-up, combination or exchange of shares, merger, consolidation, spin-off, reorganization, or recapitalization of shares or any like capital adjustment, the Committee (i) will have the authority, in its absolute discretion, to proportionately adjust the aggregate number and type of shares available for Awards under the Plan, and (ii) will proportionately adjust (A) the maximum number and type of shares or other securities that may be subject to Awards to any individual under the Plan, (B) the number and type of shares or other securities covered by each outstanding Award, and (C) the Exercise Price per share (but not the total price) for Awards outstanding under the Plan, in each case in order to prevent the enlargement or dilution of rights of the Participants under such Awards. Notwithstanding the foregoing, any adjustment to shares subject to a Section 409A Award must be done in accordance with the requirements of Code Section 409A. In addition, if an adjustment would result in an Award that is not a Section 409A Award becoming a Section 409A Award, then the Committee will not make the adjustment without the express written consent of the Participant.

(b)                Adjustments to Outstanding Restricted Stock, RSUs, and SARs. Except as otherwise set forth in the instrument evidencing such Award, if a Participant receives any securities or other property (including dividends paid in cash) with respect to a share of Restricted Stock, RSU, or SAR that has not vested as of the date of the payment of any stock dividend or any stock split, reverse stock split, split-up, combination or exchange of shares, merger, consolidation, spin-off, reorganization, or recapitalization of shares or any like capital adjustment, then such securities or other property will not vest until such share of Restricted Stock, RSU, or SAR vests and will be held by the Company as if such securities or other property were non-vested shares of Restricted Stock, RSUs, or SARs.

(c)                 Adjustment Upon Certain Mergers, etc. Subject to any required action by the stockholders of the Company, if the Company is the surviving corporation in any merger or consolidation (other than a Change in Control or a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation will entitle the Participant to acquire upon exercise, if applicable, the securities that a holder of the number of shares of Common Stock subject to such Award would have received in such merger or consolidation.

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(d)                Adjustment Upon Certain Other Transactions. In the event of a dissolution or liquidation of the Company, the Committee will, in its absolute discretion, have the power to (i) cancel, effective immediately prior to the occurrence of such event, each Award outstanding immediately prior to such event (whether or not then exercisable) and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Common Stock subject to such Award, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received or to be received by the holder of a share of Common Stock as a result of such event over (B) the Exercise Price, if any, of such Award; or (ii) provide for the exchange of each Award outstanding immediately prior to such event (whether or not then exercisable) for an option on some or all of the property for which such Award is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the Exercise Price of the Award, or the number of shares or amount of property subject to the Award or, if appropriate, provide for a cash payment to the Participant to whom such Award was granted in full or partial consideration for the exchange of the Award. Notwithstanding the foregoing, any adjustments pursuant to this Section 19(d) will not be done if the adjustment is to a Section 409A Award and the adjustment is not permitted under Code Section 409A or if the adjustment is to an Award not subject to Code Section 409A and would cause the Award to become a Section 409A Award, unless otherwise expressly agreed to in writing by the Participant.

(e)                 No Other Rights. Except as expressly provided in the Plan or in any agreement governing the Award, no Participant will have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other entity. Except as expressly provided in the Plan or in any agreement governing the Award, no issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class will affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to an Award or the Exercise Price of any Award.

20.                Approval by Stockholders; Effective Date and Term of Plan. The Plan was adopted by the Board on June 26, 2018. The Plan will be submitted to the stockholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Plan by the Board. Stockholder approval will be evidenced by the affirmative vote of the holders of a majority of the shares of the Company’s Common Stock present in person or by proxy and voting at the meeting. Upon stockholder approval, the Plan will remain in full force and effect through the tenth anniversary of the Effective Date, unless sooner terminated by the Committee. After the Plan is terminated, no future Awards may be granted under the Plan, but Awards previously granted will remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions. If the Plan is not approved by the Company’s stockholders within 12 months after its adoption by the Board, the Plan and any Awards granted under the Plan will automatically terminate and will be of no force and effect to the same extent and with the same effect as though this Plan had never been adopted.

21.                General Restrictions. Notwithstanding any other provision of the Plan, the Company will have no liability to deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or other trading market on which the Common Stock is listed or traded. To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a non-certificated basis to the extent not prohibited by applicable law or the applicable rules of any stock exchange or other trading market on which the Common Stock is listed or traded.

22.                Compliance With Applicable Law.

(a)                 Exchange Act Section 16. Notwithstanding any provision of this Plan to the contrary, only the entire Board or a Committee composed of two or more “Non-Employee Directors” (as that term is defined in Rule 16b-3(b)(3) promulgated under the Exchange Act or any successor provision to such rule) may make determinations regarding grants of Awards to Persons subject to Section 16 under the Exchange Act.

(b)                Code Section 162(m). The Committee will have the authority and discretion to determine the extent to which Awards will conform to the requirements of Code Section 162(m) and to take such

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action, establish such procedures, and impose such restrictions as the Committee determines to be necessary or appropriate to conform to such requirements. To the extent any provision of the Plan or action by the Committee or Board fails to so comply, it will be deemed null and void to the extent permitted by law and deemed advisable by the Committee or Board.

(c)                 Code Section 409A. To the extent an Award granted under the Plan is a Section 409A Award, such Section 409A Award will be intended to comply with the requirements of Code Section 409A and any related regulations or other guidance promulgated with respect to such section by the U.S. Department of the Treasury or the Internal Revenue Service. Therefore, the Committee may not make any changes or adjustments to the Section 409A Award that is not in accordance with the requirements of Code Section 409A without the express written consent of the Participant. Also, if an Award granted under the Plan is not a Section 409A Award then, notwithstanding any other provision in this Plan, the Committee will take no action that causes the Award to become a Section 409A Award without the express written consent of the Participant.

23.                No Rights as a Stockholder. No Person will have any rights as a stockholder of the Company with respect to any shares of Common Stock covered by or relating to any Award granted pursuant to this Plan until the date of the issuance of a stock certificate with respect to such shares or the date of issuance of shares on a non-certificated basis pursuant to policies adopted by the Company from time to time.

24.                No Special Employment Rights; No Right to Awards. Nothing contained in the Plan or any Award will confer upon any Participant any right with respect to the continuation of his or her Service by the Company or interfere in any way with the right of the Company, subject to the terms of any separate agreement to the contrary, at any time to terminate such Service or to increase or decrease the compensation of the Participant from the rate in existence on the Grant Date of an Award. No Person will have any claim or right to receive any Award under this Plan. The grant of an Award to a Participant at any time will neither require the Committee to grant an Award to such Participant or any other Participant or other Person at any other time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other Person.

25.                Expenses and Receipts. The expenses of the Plan will be paid by the Company. Any proceeds received by the Company in connection with any Award will be used for general corporate purposes.

26.                Failure to Comply. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the agreement evidencing an Award will be grounds for the cancellation and forfeiture of such Award, in whole or in part, as the Committee, in its absolute discretion, may determine, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee.

27.                Plan Not Exclusive. This Plan is not intended to be the exclusive means by which the Company may issue options, warrants, or other rights to acquire shares of Common Stock.

28.                Governing Law. The Plan will be governed by, and all questions arising hereunder will be determined in accordance with, the laws of the State of Nevada, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan to the substantive law of another jurisdiction.

29.                Limitation of Implied Rights. Neither a Participant nor any other Person will, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever including, without limitation, any specific funds, assets, or other property that the Company, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant will have only a contractual right to the Common Stock or other amounts, if any, payable under the Plan, unsecured by any assets of the Company, and nothing contained in the Plan will constitute an obligation to pay any benefits to any Person.

30.                Unfunded Plan. This Plan will be unfunded. Although bookkeeping accounts may be established with respect to Participants under this Plan, any such accounts will be used merely as a bookkeeping convenience, including bookkeeping accounts established by a third party administrator retained by the Company to administer

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the Plan. The Company will not be required to segregate any assets for purposes of this Plan or Awards hereunder, nor will the Company, the Board or the Committee be deemed to be a trustee of any benefit to be granted under this Plan. Any liability or obligation of the Company to any Participant with respect to an Award under this Plan will be based solely upon any contractual obligations that may be created by this Plan and any Award agreement, and no such liability or obligation of the Company will be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Board nor the Committee will be required to give any security or bond for the performance of any obligation that may be created by this Plan.

31.                Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder will be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

32.                Substitution of Awards. Subject to Sections 3, 18, 19 and 22(c), at the discretion of the Committee, a Participant may be offered an election to substitute an Award for another Award or Awards of the same or different type. The Grant Date for any Award granted pursuant to the substitution provisions of this Section 32 will have the Grant Date of the original Award.

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